                                                                    Exhibit 10.9


PART I - THE SCHEDULE   SECTION A - SOLICITATION/CONTRACT FORM
-----------------------------------------------------------------------------------------------------------------------------------
                                     |   1.  THIS CONTRACT IS A RATED ORDER        |     RATING        |         PAGE OF PAGES
                                     |       UNDER DPAS (15 CFR 350)               |     D0-A2/A3      |          1    |  75
-----------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.   |     3.  SOLICITATION NO.     |      4. TYPE OF SOLICITATION   |  5.  DATE ISSUED  |    6.  REQ/PURCHASE
                   |         N00024-95-R-6403     |      (  ) SEALED BID (IFB)     |     8-Aug-95      |    N00024-94-NR-91804
N00024-97-C-6431   |                              |      (X ) NEGOTIATED (RFP)     |                   |
-----------------------------------------------------------------------------------------------------------------------------------
7.  ISSUED BY                               |     N00024         | 8.  ADDRESS OFFER TO                 (If other than Item 7)
    COMMANDER                               ---------------------|     NAVAL SEA SYSTEMS COMMAND, SEA 0291
    NAVAL SEA SYSTEMS COMMAND                                    |     2531 JEFFERSON DAVIS HWY,
    2531 Jefferson Davis Hwy                                     |     NATIONAL CENTER BLDG. #3, RM 5E40
    ARLINGTON, VA  22243-5160                                    |     ARLINGTON, VA  22242-5160
------------------------------------------------------------------------------------------------------------------------------------
NOTE:  In sealed bid solicitations "offer" and "offeror" mean "bid" and "Bidder".
------------------------------------------------------------------------------------------------------------------------------------
                                                           SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
9.  Sealed offers in original and 1 signed copy for furnishing the supplies or services in the Schedule will be received at the
    place specified in Item 8, or if handcarried, in the depository located in Block 8 until 2:00 P.M. Eastern Standard   9/15/95
                                                                                                       ----------------   -------
                                                                                                           (Hour)         (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals:  See Section L, Provision No. 52.214-7 or 51.215-10. All offers are subject to all terms and conditions contained in the submission.
------------------------------------------------------------------------------------------------------------------------------------
10.  FOR INFORMATION             |  A.  NAME                        |  B.  TELEPHONE NO. (Include area code) NO COLLECT CALLS:
                       CALL      |      Ms. Peggy Cooney, SEA 0264P |        (703) 602-7501   ext. 647
------------------------------------------------------------------------------------------------------------------------------------
                                                      11.  TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
X  | SEC. |          DESCRIPTION                   |  PAGE(S)|  X | SEC.  |            DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
               PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
X  |  A   |  SOLICITATION/CONTRACT FORM            |   1     |  X |  I    | CONTRACT CLAUSES                                   | 54
---|------|----------------------------------------|---------|----------------------------------------------------------------------
X  |  B   |  SUPPLIES OR SERVICES AND PRICES/COSTS |   2     |       PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
---|------|----------------------------------------|---------|---------------------------------------------------------------------
X  |  C   |  DESCRIPTION/SPECS/WORK STATEMENT      |  29     |  X |  J    | LIST OF ATTACHMENTS                                | 75
---|------|----------------------------------------|---------|---------------------------------------------------------------------
X  |  D   |  PACKAGING AND MARKING                 |  43     |              PART IV - REPRESENTATIONS AND INSTRUCTIONS
---|------|----------------------------------------|---------|---------------------------------------------------------------------
X  |  E   |  INSPECTION AND ACCEPTANCE             |  44     |    |  K    | REPRESENTATIONS, CERTIFICATIONS                    |
---|------|----------------------------------------|---------|
X  |  F   |  DELIVERIES OR PERFORMANCE             |  45     |  X |       | AND OTHER STATEMENTS OF OFFERORS                   | 76
---|------|----------------------------------------|---------|---------------------------------------------------------------------
X  |  G   |  CONTRACT ADMINISTRATION DATA          |  47     |  X |  L    | INSTS., CONDS., AND NOTICES TO OFFERORS            | 97
---|------|----------------------------------------|---------|---------------------------------------------------------------------
X  |  H   |  SPECIAL CONTRACT REQUIREMENTS         |  48     |  X |  M    | EVALUATION FACTORS FOR AWARD                       |124
-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFER (Must be fully completed by offeror)
-----------------------------------------------------------------------------------------------------------------------------------
NOTE:  Item 12 does not apply if the solicitator includes the provisions as 52.214-16.  Minimum Bid Acceptance Period.
-----------------------------------------------------------------------------------------------------------------------------------
12.  In compliance with the above, the undersigned agrees, if this offer is accepted within 180 calendar days (60 days unless a different period is inserted by the offeror) from the date of receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite eacch item, delivered at the designated point(s), within the time specified in the schedule.
-----------------------------------------------------------------------------------------------------------------------------------
13.  DISCOUNT FOR PROMPT PAYMENT           |  10.  CALENDAR DAYS    |  20. CALENDAR DAYS   | 30. CALENDAR DAYS |  CALENDAR DAYS
     (See Section 1, Clause No. 52.232-6)  |          N/A           |         N/A          |       N/A         |      N/A
-----------------------------------------------------------------------------------------------------------------------------------
14.  ACKNOWLEDGEMENT OF AMENDMENTS         | AMENDMENT NO.          |     DATE             | AMENDMENT NO.     | DATE
     (The offeror acknowledges receipt of  |--------------------------------------------------------------------------------------
     amendments to the SOLICITATION for    |      0001                         N/A         |
     offers and related documents          |-----------------------------------------------|--------------------------------------
     numbered and dated:                   |-----------------------------------------------|--------------------------------------
-------------------------------------------------------------------------------------------|--------------------------------------
15A.  NAME      | CAGE CODE   | 0TTJ6  |  FACILITY | 0TTJ6   |  16.  NAME AND TITLE OF PERSON AUTHORIZED TO
      AND       | Comptek Federal Systems, Inc.              |       SIGN OFFER (Type or print)
      ADDRESS   | 2732 Transit Road                          |
      OF        | Buffalo, NY  14224-2523                    |       Andrew Ryan, Director of
      OFFEROR   | Erie County                CEC: 16-1411419 |        Contracts & Administration
-----------------------------------------------------------------------------------------------------------------------------------
15B  TELEPHONE NO. (Include       |   15C. CHECK IF REMITTANCE ADDRESS     |  17.  SIGNATURE  |   18. OFFER DATE
     area code)                   |   (X) IF DIFFERENT FROM ABOVE, ENTER   |                  |   21 SEP '95
   (716) 677-4070                 |       SUCH ADDRESS IN SCHEDULE.        |  /s/ Andrew Ryan |
-----------------------------------------------------------------------------------------------------------------------------------
                                               AWARD (To be completed by Government)
-----------------------------------------------------------------------------------------------------------------------------------
19.  ACCEPTED AS TO ITEMS NUMBERED          |  20.  amount         |  21.  ACCOUNTING AND APPROPRIATION
     0001 - 0006                            |     $10,066,563      |       See attached Financial Acctg Data Sheet
-----------------------------------------------------------------------------------------------------------------------------------
22.  AUTHORITY FOR USING OTHER THAN FUL AND OPEN COMPETITION       |  23.  SUBMIT INVOICES TO ADDRESS SHOWN IN        | ITEM
                                                                   |       (4 copies unless otherwise specified)      | Sec B
( ) 10 U.S.C. 2304(c) (     )  ( ) 41 U.S.C. 253(c) (   )          |
-----------------------------------------------------------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than Item 7)         CODE  | S 3306A |  25.  PAYMENT WILL BE MADE BY          CODE | SC1016
                                                         -----------                                             ------------------
    DCMC SYRACUSE-BUFFALO                                          |  DFAS COLUMBUS/DFAS-CO-JNB
    1103 FEDERAL BLDG, 111 WEST HURON ST                           |  P O BOX 182077
    BUFFALO NY  14202          CRITICALLY DESIGNATOR C             |  COLUMBUS OH  43218-2077
-----------------------------------------------------------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)                    |  27. UNITED STATES OF AMERICA          | 28. AWARD DATE
                                                                   |                                        |
    KATHERINE A. PETERSEN                                          |      /s/ Katherine A. Petersen         |  APR 30 1997
-----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
-----------------------------------------------------------------------------------------------------------------------------------

XXX7548-152-806C                  33-133            STANDARD FORM 33  (REV.4-85)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                      *GOP : 1985 O 461-275 (419)   PAR (48 CFR) 53214(c)

                                                               N00024-95-R-6403

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM    SUPPLIES/SERVICES
----    -----------------

0001    Combat System Engineering, Integration and Technical Support (SEA 91)

0001AA  Combat System Engineering, Integration and Technical Support
        (RDT&E)
0001AB  Combat System Engineering, Integration and Technical Support
        (FMS)
0001AC  Combat System Engineering, Integration and Technical Support
        (O&MN)
000lAD  Combat System Engineering, Integration and Technical Support
        (OPN)
0001AE  Combat System Engineering, Integration and Technical Support
        (SCN)
0001AF  Combat System Engineering, Integration and Technical Support
        (WPN)
000lAG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein.


0002    Combat System Engineering, Integration and Technical Support (PMS 312)

0002AA  Combat System Engineering, Integration and Technical Support
        (RDT&E)
0002AB  Combat System Engineering, Integration and Technical Support
        (FMS)
0002AC  Combat System Engineering, Integration and Technical Support
        (O&MN)
0002AD  Combat System Engineering, Integration and Technical Support
        (OPN)
0002AE  Combat System Engineering, Integration and Technical Support
        (SCN)
0002AF  Combat System Engineering, Integration and Technical Support
        (WPN)
0002AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein.


0003    Combat System Engineering, Integration and Technical Support (PEO(TAD))

0003AA  Combat System Engineering, Integration and Technical Support

                                    VIII-3

                                                                N00024-95-R-6403

        (RDT&E)
0003AB  Combat System Engineering, Integration and Technical Support
        (FMS)
0003AC  Combat System Engineering, Integration and Technical Support
        (O&MN)
0003AD  Combat System Engineering, Integration and Technical Support
        (OPN)
0003AE  Combat System Engineering, Integration and Technical Support
        (SCN)
0003AF  Combat System Engineering, Integration and Technical Support
        (WPN)
0003AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein.


0004    Combat System Engineering, Integration and Technical Support (SEA 03KQ)

0004AA  Combat System Engineering, Integration and Technical Support
        (RDT&E)
0004AB  Combat System Engineering, Integration and Technical Support
        (FMS)
OO04AC  Combat System Engineering, Integration and Technical Support
        (O&MN)
0004AD  Combat System Engineering, Integration and Technical Support
        (OPN)
0004AE  Combat System Engineering, Integration and Technical Support
        (SCN)
0004AF  Combat System Engineering, Integration and Technical Support
        (WPN)
0004AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein.


0005    Combat System Engineering, Integration and Technical Support (PMS 400)

0005AA  Combat System Engineering, Integration and Technical Support
        (RDT&E)
0005AB  Combat System Engineering, Integration and Technical Support
        (FMS)
0005AC  Combat System Engineering, Integration and Technical Support
        (O&MN)
0005AD  Combat System Engineering, Integration and Technical Support
        (OPN)

                                    VIII-4

                                                                N00024-95-R-6403

0005AE  Combat System Engineering, Integration and Technical Support
        (SCN)
0005AF  Combat System Engineering, Integration and Technical Support
        (WPN)
0005AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein.

0006 Data for Items 0001 through 0005 and (if options are exercised) Items 0007 through 0026. (See DD Form 1423, Exhibit A, attached hereto.) Amount to be included in the estimated cost of Items 0001 through 0005 and (if options are exercised) Items 0007 through 0026.

        OPTION YEAR 1
        -------------

0007 Combat System Engineering, Integration and Technical Support (SEE NOTE A) (SEA 91)
0007AA Combat System Engineering, Integration and Technical Support (SEE NOTE A) (RDT&E)
0007AB Combat System Engineering, Integration and Technical Support (SEE NOTE A) (FMS)
0007AC Combat System Engineering, Integration and Technical Support (SEE NOTE A) (O&MN)
0007AD Combat System Engineering, Integration and Technical Support (SEE NOTE A) (OPN)
0007AE Combat System Engineering, Integration and Technical Support (SEE NOTE A) (SCN)
0007AF Combat System Engineering, Integration and Technical Support (SEE NOTE A) (WPN)
OOO7AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0008 Combat System Engineering, Integration and Technical Support (SEE NOTE A) (PMS 312)
0008AA Combat System Engineering, Integration and Technical Support (SEE NOTE A) (RDT&E)
0008AB Combat System Engineering, Integration and Technical Support (SEE NOTE A) (FMS)
OOO8AC Combat System Engineering, Integration and Technical Support (SEE NOTE A) (O&MN)
0008AD Combat System Engineering, Integration and Technical Support (SEE NOTE A) (OPN)
0008AE  Combat System Engineering, Integration and Technical Support
        (SEE NOTE A)

                                    VIII-5

                                                               N00024-95-R-6403

       (SCN)

0008AF Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (WPN)
0008AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)
0009 Combat System Engineering, Integration and Technical Support (SEE NOTE A) (PEO(TAD))
0009AA Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (RDT&E)
0009AB Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (FMS)
0009AC Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (O&MN)
0009AD Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (OPN)
0009AE Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (SCN)
0009AF Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (WPN)
0009AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0010 Combat System Engineering, Integration and Technical Support (SEE NOTE A) (SEA 03KQ)
0010AA Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (RDT&E)
0010AB Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (FMS)
0010AC Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (O&MN)
0010AD Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (OPN)
0010AE Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (SCN)
0010AF Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (WPN)
0010AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)
0011   Combat System Engineering, Integration and Technical Support (SEE NOTE A)

                                    VIII-6

                                                               N00024-95-R-6403

       (PMS 400)
0011AA Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (RDT&E)
001lAB Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (FMS)
001lAC Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (O&MN)
001lAD Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (OPN)
0011AE Combat System Engineering, Integration and Technical Support (SEE NOTE A)
       (SCN)
001lAF Combat System Engineering, Integration and Technical Support
       (WPN)
001lAG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

        OPTION YEAR 2
        -------------

0012    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA 91)
0012AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0012AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0012AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0012AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0012AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0012AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)

0012AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0013    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 312)
0013AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0013AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0013AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A)

                                    VIII-7

                                                                N00024-95-R-6403

        (O&MN)
0013AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0013AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0013AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0013AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0014    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PEO(TAD))
0014AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0014AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
00l4AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0014AD  Combat System Engineering, Thtegration and Technical Support (SEE NOTE
        A) (OPN)
0014AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0014AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
00l4AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0015    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA 03KQ)
0015AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0015AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0015AC  Combat system Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0015AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0015AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0015AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)

                                    VIII-8

                                                                N00024-95-R-6403

00l5AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0016    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 400)
0016AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0016AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0016AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0016AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        E) (OPN)
0016AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0016AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
00l6AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

        OPTION YEAR 3
        -------------

0017    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA 91)
0017AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0017AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0017AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0017AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0017AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0017AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0017AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0018    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 312)

                                    VIII-9

                                                               N00024-95-R-6403

0018AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0018AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0018AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0018AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0018AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0018AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0018AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0019    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PEO(TAD))
0019AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0019AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
00l9AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0019AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0019AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0019AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
00l9AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0020    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA 03KQ)
0020AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0020AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0020AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0020AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)

                                   VIII-10

                                                                N00024-95-R-6403

0020AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0020AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0020AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0021    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 400)
0021AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
002lAB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0021AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0021AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
002lAE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0021AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
002lAG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

        OPTION YEAR 4
        -------------

0022    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA91)
0022AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0022AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0022AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0022AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0022AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0022AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0022AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

                                   VIII-11

                                                               N00024-95-R-6403

0023    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 312)
0023AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0023AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0023AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0023AD  Combat System Engineering) Integration and Technical Support (SEE NOTE
        A) (OPN)
0023AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0023AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0023AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0024    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PEO(TAD))
0024AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0024AB  Combat System Engineering) Integration and Technical Support (SEE NOTE
        A) (FMS)
0024AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0024AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0024AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0024AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0024AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0025    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SEA 03KQ)
0025AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0025AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
                                    11


                                   VIII-12

                                                                N00024-95-R-6403


0025AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0025AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)
0025AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0025AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0025AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

0026    Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (PMS 400)
0026AA  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (RDT&E)
0026AB  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (FMS)
0026AC  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (O&MN)
0026AD  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (OPN)

0026AE  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (SCN)
0026AF  Combat System Engineering, Integration and Technical Support (SEE NOTE
        A) (WPN)
0026AG Miscellaneous (such as Air Force, Army, Marine Corps, NSA, DBOF) Support associated with programs and efforts identified herein. (SEE NOTE A)

NOTE A: OPTION ITEM TO WHICH THE OPTION CLAUSE IN SECTION 1-2 APPLIES AND WHICH IS TO BE SUPPLIED ONLY IF AND TO THE EXTENT SAID OPTION IS EXERCISED.

                                   VIII-13

                                                                N00024-95-R-6403

_______________________________________________________________________________
                  OFFEROR FILL IN DOLLARS - WHOLE NUMBERS ONLY
                            PRICE AT CLIN LEVEL ONLY
                (BE SURE NUMBERS MATCH COST BACKUP SPREADSHEETS)
_______________________________________________________________________________

ITEM        EST. COST     FIXED FEE     TOTAL AMOUNT      MANHOURS
----        --------     ---------     ------------      --------

0001AA     $_________   $_________   $______________   ____________
0001AB     $_________   $_________   $______________   ____________
000lAC     $_________   $_________   $______________   ____________
0001AD     $_________   $_________   $______________   ____________
0001AE     $_________   $_________   $______________   ____________
0001AF     $_________   $_________   $______________   ____________
0001AG     $_________   $_________   $______________   ____________

TOTAL 0001 $4,335,036   $  242,080   $     4,577,116   137,000
           __________   __________   _______________   ____________
0002       $_________   $_________   $______________   ____________
0002AA     $_________   $_________   $______________   ____________
0002AB     $_________   $_________   $______________   ____________
0002AC     $_________   $_________   $______________   ____________
0002AD     $_________   $_________   $______________   ____________
0002AE     $_________   $_________   $______________   ____________
0002AF     $_________   $_________   $______________   ____________
0002AG     $_________   $_________   $______________   ____________
TOTAL0002  $  481,751   $   28,867   $       510,618         12,500
           __________   __________   _______________   ____________

                                   VIII-14

COMPTEK FEDERAL SYSTEMS, INC.                                 N00024-97-C-6431
                                                              N00024-95-R-6403

ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT     MANHOURS
----         ---------         ---------        ------------     --------
0003         $                 $                $
             ----------        ----------       ---------------   ------------
0003AA       $                 $                $
             ----------        ----------       ---------------   ------------
0003AB       $                 $                $
             ----------        ----------       ---------------   ------------
0003AC       $                 $                $
             ----------        ----------       ---------------   ------------
0003AD       $                 $                $
             ----------        ----------       ---------------   ------------
0003AE       $47,366           $2,634           $50,000           1,497
             ----------        ----------       ---------------   ------------
0003AF       $                 $                $
             ----------        ----------       ---------------   ------------
0003AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0003   $3,012,579        $177,964         $3,190,543        90,000
             ----------        ----------       ---------------   ------------
0004         $                 $                $
             ----------        ----------       ---------------   ------------
0004AA       $                 $                $
             ----------        ----------       ---------------   ------------
0004AB       $                 $                $
             ----------        ----------       ---------------   ------------
0004AC       $                 $                $
             ----------        ----------       ---------------   ------------
0004AD       $                 $                $
             ----------        ----------       ---------------   ------------
0004AE       $                 $                $
             ----------        ----------       ---------------   ------------
0004AF       $                 $                $
             ----------        ----------       ---------------   ------------
0004AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0004   $937,711          $57,093          $994,804          25,000
             ----------        ----------       ---------------   ------------






                                       14
                                    VIII-15

                                                               N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                  N00024-95-R-6403



ITEM          EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----          ---------         ---------        ------------      --------

0005         $                 $                $
             ----------        ----------       ---------------   ------------
0005AA       $                 $                $
             ----------        ----------       ---------------   ------------
0005AB       $                 $                $
             ----------        ----------       ---------------   ------------
0005AC       $                 $                $
             ----------        ----------       ---------------   ------------
0005AD       $                 $                $
             ----------        ----------       ---------------   ------------
0005AE       $                 $                $
             ----------        ----------       ---------------   ------------
0005AF       $                 $                $
             ----------        ----------       ---------------   ------------
0005AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0005   $749,476          $44,006          $793,482          25,000
             ----------        ----------       ---------------   ------------

0006 (DATA)     NSP                NSP               NSP              N/A
             ----------        ----------       ---------------   ------------
TOTAL BASE
PERIOD:      $9,516,553        $550,010         $10,066,563        289,500
             ----------        ----------       ---------------   ------------

OPTION YEAR 1
0007         $                 $                $
             ----------        ----------       ---------------   ------------
0007AA       $                 $                $
             ----------        ----------       ---------------   ------------
0007AB       $                 $                $
             ----------        ----------       ---------------   ------------
0007AC       $                 $                $
             ----------        ----------       ---------------   ------------
0007AD       $                 $                $
             ----------        ----------       ---------------   ------------
0007AE       $                 $                $
             ----------        ----------       ---------------   ------------
0007AF       $                 $                $
             ----------        ----------       ---------------   ------------
0007AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0007   $4,453,811        $249,344         $4,703,155        137,000
             ----------        ----------       ---------------   ------------

                                    VIII-16

                                                           N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                              N00024-95-R-6403


ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT        MANHOURS
----         ---------         ---------        ------------        --------
0008         $                 $                $
             ----------        ----------       ---------------   ------------
0008AA       $                 $                $
             ----------        ----------       ---------------   ------------
0008AB       $                 $                $
             ----------        ----------       ---------------   ------------
0008AC       $                 $                $
             ----------        ----------       ---------------   ------------
0008AD       $                 $                $
             ----------        ----------       ---------------   ------------
0008AE       $                 $                $
             ----------        ----------       ---------------   ------------
0008AF       $                 $                $
             ----------        ----------       ---------------   ------------
0008AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0008   $648,514          $34,345          $682,859            12,500
             ----------        ----------       ---------------   ------------
0009         $                 $                $
             ----------        ----------       ---------------   ------------
0009AA       $                 $                $
             ----------        ----------       ---------------   ------------
0009AB       $                 $                $
             ----------        ----------       ---------------   ------------
0009AC       $                 $                $
             ----------        ----------       ---------------   ------------
0009AD       $                 $                $
             ----------        ----------       ---------------   ------------
0009AE       $                 $                $
             ----------        ----------       ---------------   ------------
0009AF       $                 $                $
             ----------        ----------       ---------------   ------------
0009AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0009   $2,955,513        $179,146         $3,134,659            90,000
             ----------        ----------       ---------------   ------------

                                    VIII-17

                                                             N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                N00024-95-R-6403



ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----         ---------         ---------        ------------      --------

0010         $                 $                $
             ----------        ----------       ---------------   ------------
0010AA       $                 $                $
             ----------        ----------       ---------------   ------------
0010AB       $                 $                $
             ----------        ----------       ---------------   ------------
0010AC       $                 $                $
             ----------        ----------       ---------------   ------------
0010AD       $                 $                $
             ----------        ----------       ---------------   ------------
0010AE       $                 $                $
             ----------        ----------       ---------------   ------------
0010AF       $                 $                $
             ----------        ----------       ---------------   ------------
0010AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0010   $965,762          $58,891          $1,024,653         25,000
             ----------        ----------       ---------------   ------------
0011         $                 $                $
             ----------        ----------       ---------------   ------------
0011AA       $                 $                $
             ----------        ----------       ---------------   ------------
0011AB       $                 $                $
             ----------        ----------       ---------------   ------------
0011AC       $                 $                $
             ----------        ----------       ---------------   ------------
0011AD       $                 $                $
             ----------        ----------       ---------------   ------------
0011AE       $                 $                $
             ----------        ----------       ---------------   ------------
0011AF       $                 $                $
             ----------        ----------       ---------------   ------------
0011AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0011   $772,125          $45,396          $817,521          25,000
             ----------        ----------       ---------------   ------------
TOTAL OPTION
1 PERIOD:    $9,795,725        $567,122         $10,362,847       289,500
             ----------        ----------       ---------------   ------------

                                    VIII-18

                                                                N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                   N00024-95-R-6403

ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT       MANHOURS
----         ---------         ---------        ------------       --------
OPTION YEAR 2
0012         $                 $                $
             ----------        ----------       ---------------   ------------
0012AA       $                 $                $
             ----------        ----------       ---------------   ------------
0012AB       $                 $                $
             ----------        ----------       ---------------   ------------
0012AC       $                 $                $
             ----------        ----------       ---------------   ------------
0012AD       $                 $                $
             ----------        ----------       ---------------   ------------
0012AE       $                 $                $
             ----------        ----------       ---------------   ------------
0012AF       $                 $                $
             ----------        ----------       ---------------   ------------
0012AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0012   $4,579,524        $257,057         $4,836,581        137,000
             ----------        ----------       ---------------   ------------
0013         $                 $                $
             ----------        ----------       ---------------   ------------
0013AA       $                 $                $
             ----------        ----------       ---------------   ------------
0013AB       $                 $                $
             ----------        ----------       ---------------   ------------
0013AC       $                 $                $
             ----------        ----------       ---------------   ------------
0013AD       $                 $                $
             ----------        ----------       ---------------   ------------
0013AE       $                 $                $
             ----------        ----------       ---------------   ------------
0013AF       $                 $                $
             ----------        ----------       ---------------   ------------
0013AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0013   $512,663          $30,776          $543,439          12,500
             ----------        ----------       ---------------   ------------

                                    VIII-19

                                                               N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                  N00024-95-R-6403

ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----         ---------         ---------        ------------      --------

0014         $                 $                $
             ----------        ----------       ---------------   ------------
0014AA       $                 $                $
             ----------        ----------       ---------------   ------------
0014AB       $                 $                $
             ----------        ----------       ---------------   ------------
0014AC       $                 $                $
             ----------        ----------       ---------------   ------------
0014AD       $                 $                $
             ----------        ----------       ---------------   ------------
0014AE       $                 $                $
             ----------        ----------       ---------------   ------------
0014AF       $                 $                $
             ----------        ----------       ---------------   ------------
0014AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0014   $3,206,344        $189,748         $3,396,092          90,000
             ----------        ----------       ---------------   ------------
0015         $                 $                $
             ----------        ----------       ---------------   ------------
0015AA       $                 $                $
             ----------        ----------       ---------------   ------------
0015AB       $                 $                $
             ----------        ----------       ---------------   ------------
0015AC       $                 $                $
             ----------        ----------       ---------------   ------------
0015AD       $                 $                $
             ----------        ----------       ---------------   ------------
0015AE       $                 $                $
             ----------        ----------       ---------------   ------------
0015AF       $                 $                $
             ----------        ----------       ---------------   ------------
0015AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0015   $995,633          $60,806          $1,056,439          25,000
             ----------        ----------       ---------------   ------------

                                    VIII-20

                                                          N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                             N00024-95-R-6403


 ITEM        EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
 ----        ---------         ---------        ------------      --------
0016         $                 $                $
             ----------        ----------       ---------------   ------------
0016AA       $                 $                $
             ----------        ----------       ---------------   ------------
0016AB       $                 $                $
             ----------        ----------       ---------------   ------------
0016AC       $                 $                $
             ----------        ----------       ---------------   ------------
0016AD       $                 $                $
             ----------        ----------       ---------------   ------------
0016AE       $                 $                $
             ----------        ----------       ---------------   ------------
0016AF       $                 $                $
             ----------        ----------       ---------------   ------------
0016AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0016   $796,959          $46,899          $843,858          25,000
             ----------        ----------       ---------------   ------------
TOTAL OPTION
2 PERIOD:    $10,091,123       $585,286         $10,676,409       289,500
             ----------        ----------       ---------------   ------------
OPTION YEAR 3
0017         $                 $                $
             ----------        ----------       ---------------   ------------
0017AA       $                 $                $
             ----------        ----------       ---------------   ------------
0017AB       $                 $                $
             ----------        ----------       ---------------   ------------
0017AC       $                 $                $
             ----------        ----------       ---------------   ------------
0017AD       $                 $                $
             ----------        ----------       ---------------   ------------
0017AE       $                 $                $
             ----------        ----------       ---------------   ------------
0017AF       $                 $                $
             ----------        ----------       ---------------   ------------
0017AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0017   $4,712,768        $265,239         $4,978,007         137,000
             ----------        ----------       ---------------   ------------

                                    VIII-21

                                                              N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                 N00024-95-R-6403


ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----         ---------         ---------        ------------      --------
0018         $                 $                $
             ----------        ----------       ---------------   ------------
0018AA       $                 $                $
             ----------        ----------       ---------------   ------------
0018AB       $                 $                $
             ----------        ----------       ---------------   ------------
0018AC       $                 $                $
             ----------        ----------       ---------------   ------------
0018AD       $                 $                $
             ----------        ----------       ---------------   ------------
0018AE       $                 $                $
             ----------        ----------       ---------------   ------------
0018AF       $                 $                $
             ----------        ----------       ---------------   ------------
0018AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0018   $530,098          $31,838          $561,936           12,500
             ----------        ----------       ---------------   ------------
0019         $                 $                $
             ----------        ----------       ---------------   ------------
0019AA       $                 $                $
             ----------        ----------       ---------------   ------------
0019AB       $                 $                $
             ----------        ----------       ---------------   ------------
0019AC       $                 $                $
             ----------        ----------       ---------------   ------------
0019AD       $                 $                $
             ----------        ----------       ---------------   ------------
0019AE       $                 $                $
             ----------        ----------       ---------------   ------------
0019AF       $                 $                $
             ----------        ----------       ---------------   ------------
0019AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0019   $3,312,065        $196,192         $3,508,257         90,000
             ----------        ----------       ---------------   ------------

                                    VIII-22

                                                               N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                  N00024-95-R-6403

ITEM         EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----         ---------         ---------        ------------      --------
0020         $                 $                $
             ----------        ----------       ---------------   ------------
0020AA       $                 $                $
             ----------        ----------       ---------------   ------------
0020AB       $                 $                $
             ----------        ----------       ---------------   ------------
0020AC       $                 $                $
             ----------        ----------       ---------------   ------------
0020AD       $                 $                $
             ----------        ----------       ---------------   ------------
0020AE       $                 $                $
             ----------        ----------       ---------------   ------------
0020AF       $                 $                $
             ----------        ----------       ---------------   ------------
0020AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0020   $1,027,243        $62,836          $1,090,079          25,000
             ----------        ----------       ---------------   ------------
0021         $                 $                $
             ----------        ----------       ---------------   ------------
0021AA       $                 $                $
             ----------        ----------       ---------------   ------------
0021AB       $                 $                $
             ----------        ----------       ---------------   ------------
0021AC       $                 $                $
             ----------        ----------       ---------------   ------------
0021AD       $                 $                $
             ----------        ----------       ---------------   ------------
0021AE       $                 $                $
             ----------        ----------       ---------------   ------------
0021AF       $                 $                $
             ----------        ----------       ---------------   ------------
0021AG       $                 $                $
             ----------        ----------       ---------------   ------------
TOTAL 0021   $823,617          $48,500          $872,117          25,000
             ----------        ----------       ---------------   ------------
TOTAL OPTION
3 PERIOD:    $10,405,791       $604,605         $11,010,396       289,500
             ----------        ----------       ---------------   ------------

                                    VIII-23

                                                            N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                               N00024-95-R-6403

ITEM        EST. COST         FIXED FEE        TOTAL AMOUNT      MANHOURS
----        ---------         ---------        ------------      --------
OPTION YEAR 4
0022        $                 $                $
            ----------        ----------       ---------------   ------------
0022AA      $                 $                $
            ----------        ----------       ---------------   ------------
0022AB      $                 $                $
            ----------        ----------       ---------------   ------------
0022AC      $                 $                $
            ----------        ----------       ---------------   ------------
0022AD      $                 $                $
            ----------        ----------       ---------------   ------------
0022AE      $                 $                $
            ----------        ----------       ---------------   ------------
0022AF      $                 $                $
            ----------        ----------       ---------------   ------------
0022AG      $                 $                $
            ----------        ----------       ---------------   ------------
TOTAL 0022  $4,852,372        $273,880         $5,126,252         137,000
            ----------        ----------       ---------------   ------------
0023        $                 $                $
            ----------        ----------       ---------------   ------------
0023AA      $                 $                $
            ----------        ----------       ---------------   ------------
0023AB      $                 $                $
            ----------        ----------       ---------------   ------------
0023AC      $                 $                $
            ----------        ----------       ---------------   ------------
0023AD      $                 $                $
            ----------        ----------       ---------------   ------------
0023AE      $                 $                $
            ----------        ----------       ---------------   ------------
0023AF      $                 $                $
            ----------        ----------       ---------------   ------------
0023AG      $                 $                $
            ----------        ----------       ---------------   ------------
TOTAL 0023  $548,917          $32,975          $581,892            12,500
            ----------        ----------       ---------------   ------------

                                    VIII-24

                                                              N00024-97-C-6431
COMPTEK FEDERAL SYSTEMS, INC.                                 N00024-95-R-6403

ITEM         EST. COST       FIXED FEE     TOTAL AMOUNT      MANHOURS
----         ---------       ---------     ------------      --------
0024         $               $             $
             ----------      ----------    ---------------   ------------
0024AA       $               $             $
             ----------      ----------    ---------------   ------------
0024AB       $               $             $
             ----------      ----------    ---------------   ------------
0024AC       $               $             $
             ----------      ----------    ---------------   ------------
0024AD       $               $             $
             ----------      ----------    ---------------   ------------
0024AE       $               $             $
             ----------      ----------    ---------------   ------------
0024AF       $               $             $
             ----------      ----------    ---------------   ------------
0024AG       $               $             $
             ----------      ----------    ---------------   ------------
TOTAL 0024   $3,425,992      $203,092      $3,629,084         90,000
             ----------      ----------    ---------------   ------------
0025         $               $             $
             ----------      ----------    ---------------   ------------
0025AA       $               $             $
             ----------      ----------    ---------------   ------------
0025AB       $               $             $
             ----------      ----------    ---------------   ------------
0025AC       $               $             $
             ----------      ----------    ---------------   ------------
0025AD       $               $             $
             ----------      ----------    ---------------   ------------
0025AE       $               $             $
             ----------      ----------    ---------------   ------------
0025AF       $               $             $
             ----------      ----------    ---------------   ------------
0025AG       $               $             $
             ----------      ----------    ---------------   ------------
TOTAL 0025   $1,060,870      $64,997       $1,125,867         25,000
             ----------      ----------    ---------------   ------------

COMPTEK FEDERAL SYSTEMS, INC.                                N00024-97-C-6431
                                                             N00024-95-R-6403

ITEM        EST. COST       FIXED FEE     TOTAL AMOUNT      MANHOURS
----        ---------       ---------     ------------      --------
0026        $               $             $
            ----------      ----------    ---------------   ------------
0026AA      $               $             $
            ----------      ----------    ---------------   ------------
0026AB      $               $             $
            ----------      ----------    ---------------   ------------
0026AC      $               $             $
            ----------      ----------    ---------------   ------------
0026AD      $               $             $
            ----------      ----------    ---------------   ------------
0026AE      $               $             $
            ----------      ----------    ---------------   ------------
0026AF      $               $             $
            ----------      ----------    ---------------   ------------
0026AG      $               $             $
            ----------      ----------    ---------------   ------------
TOTAL 0026  $852,479        $50,220       $902,699            25,000
            ----------      ----------    ---------------   ------------
TOTAL OPTION
4 PERIOD:   $10,740,630     $625,164      $11,365,794         289,500
            ----------      ----------    ---------------   ------------
GRAND TOTAL
(ALL ITEMS) $50,549,822     $2,932,187    $53,482,009        1,447,500
            ----------      ----------    ---------------   ------------


NOTE B - Offeror shall complete the "Price Group" and "Estimated Total Price" blocks of each data item on the Contract Data Requirements List(s), attached hereto.

*See "PAYMENT OF FEE(S) (LEVEL OF EFFORT) (NAVSEA)" below.

The clause entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

PAYMENTS OF FEE(S) (LEVEL OF EFFORT) (NAVSEA) (MAY 1993)

(a) For purposes of this contract, "fee" means "target fee" in cost-plus-incentive-fee type contracts, "base fee" in cost-plus-award-fee type contracts, or "fixed fee" in cost-plus-fixed-fee type contracts for level of effort type contracts.

                                   VIII-26

                                                            N00024-97-C-6431
                                                            N00024-95-R-6403



(b) The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE", (FAR 52.216-10), as applicable. Such payments shall be equal to five.eight percent (5.8%) of the allowable cost of each invoice submitted by and payable to the Contractor pursuant to the clause of this contract entitled "ALLOWABLE COST AND PAYMENT" (FAR 52.216-7), subject to the withholding terms and conditions of the "FIXED FEE" or "INCENTIVE FEE" clause, as applicable (percentage of fee is based on fee dollars divided by estimated cost dollars, including facilities capital cost of money). Total fee(s) paid to the Contractor shall not exceed the fee amount(s) set forth in this contract.

(c) The fee(s) specified in SECTION B, and payment thereof, is subject to adjustment pursuant to paragraph (g) of the special contract requirement entitled "LEVEL OF EFFORT." If the fee(s) is reduced and the reduced fee(s) is less than the sum of all fee payments made to the Contractor under this contract, the Contractor shall repay the excess amount to the Government. If the final adjusted fee exceeds all fee payments made to the contractor under this contract, the Contractor shall be paid the additional amount, subject to the availability of funds. In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract at the time of the discontinuance of work.

(d) Fee(s) withheld pursuant to the terms and conditions of this contract shall not be paid until the contract has been modified to reduce the fee(s) in accordance with the "LEVEL OF EFFORT" special contract requirement, or until the Procuring Contracting Officer has advised the paying office in writing that no fee adjustment is required.

TRAVEL COSTS - ALTERNATE I (NAVSEA) (FEB 1994)

(a) Except as otherwise provided herein, the Contractor shall be reimbursed for its reasonable actual travel costs in accordance with FAR 31.205-46. The costs to be reimbursed shall be those costs accepted by the cognizant DCAA.

(b) Reimbursable travel costs include only that travel performed from the Contractor's facility to the worksite, in and around the worksite, and from the worksite to the Contractor's facility. Travel at U.S. Military Installations where Government transportation is available or travel performed for personal convenience, including daily travel to and from work, shall not be reimbursed hereunder. Travel costs incurred in the replacement of personnel shall not be reimbursed by the Government when such replacement is accomplished for the Contractor's or employee's convenience.

(c) The Contractor shall not be reimbursed for:

     (i) relocation costs and travel costs incident to relocation as defined in FAR 31.205-35; and/or

     (ii) daily local travel costs.


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NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-
MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address: * unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Contracting Officer Representative (COR) identified in Section G. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 60 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

(1)     Contract line item number (CLIN)
(2)     Subline item number (SLIN)
(3)     Accounting Classification Reference Number (ACRN)
(4)     Payment terms
(5)     Procuring activity
(6)     Date supplies provided or services performed
(7)     Costs incurred and allowable under the contract
(8) Vessel (e.g., ship, submarine or other craft) or system which supply/service is provided.

(e)     ADD Form 250, "Material Inspection and Receiving Report",
        [ ] is required with each invoice submittal.
        [ ] is required only with final invoice.
        [x] is not required.

(f)     A Certificate of Performance
        [ ] shall be provided with each invoice submittal.
        [x] is not required.


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                                                                 00024-95-R-6403





(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.



* DCAA Upstate NY Branch Office
P O Box 1057
Schnectady NY 12301-1057



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SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

The Contractor, in accordance with written Technical Instructions (TI's) issued by the Contracting Officer's Representative (COR), shall: (1) perform quality assessments and provide review comments and inputs to technical, engineering, logistics and program documentation and equipment, (2) generate and maintain technical, engineering, logistics and program documentation and data bases/data,
(3) conduct reviews and audits during all phases of the acquisition process, (4) perform system/cost-effectiveness analysis, (5) conduct trade-off studies, (6) perform Combat System assessments, (7) perform risk identification, ranking, and avoidance/reduction and (8) participate as an advisor in Combat System Engineering contractor meetings, as enumerated in the following paragraphs.

GENERAL

1. Performance of this contract will he up to and including SECRET level, and will require access to documents classified up to the SECRET level. Specific classification guidelines are set forth in OPNAVINST S5513.3A-3 Combat Direction Systems (CDS).

2. The primary efforts shall be performed at the Contractor's facilities located within a one hour driving distance from the Naval Sea Systems Command, Arlington, Virginia.

3. In addition to local travel required to support these efforts, the Contractor may be required to accomplish long-distance travel between the Washington, DC area, the Gulf, East and West Coast activities, and activities located in Mid-Western States. Trip duration will normally not exceed three (3) days plus the required to and from travel times. Long distance travel shall be performed only in association with one or more specific technical instructions. Where required, Government "Need-to-Know" certifications (prepared in his/her typewritten format) associated with efforts under these requirements (such as for visits to participating activities, technical documentation, and Government building passes) will be administered by the COR and forwarded for signature to the Contracting Officer for Security, Naval Sea Systems Command, SEA-09T. In the event a long term visit clearance is approved, the Contractor shall request and receive, in writing, authorization from the COR to travel prior to each trip to the activity where the visit is approved. The applicable technical instruction number(s) shall be denoted on all Contractor's requests.

4. The engineering and evaluation process shall parallel all phases of the acquisition process for all Research and Development (R&D) programs, acquisition programs, projects, and systems designated by NAVSEA. The contractor shall provide independent assessment of technical/engineering evaluations, architectural investigations, and Government Furnished Information (GFI) such as operational requirements, functional characteristics, performance predictions, cost and feasibility reviews, specifications, interface requirements, engineering change proposals and logistics documentation/data.



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5. It is not the Government's intent under these requirements to support a
Contractor team of ship design, engineers/technicians, but to contract with private industry on a quick-Reaction basis for ship system/design products to support NAVSEA/PEO(TAD) subject to availability of funding for such products as denoted by: (1) specific contract line item and contract subline item contract funding levels, and (2) applicable technical instructions issued by the COR


PART 1- CONTRACT LINE ITEM DESCRIPTION

A. ITEM(S) 0001 and (if options are exercised), Items 0007, 0012, 0017, and 0022 are applicable to Combat System Engineering in Support of NAVSEA 91.

1. The contractor shall provide combat system engineering, integration, and technical support to NAVSEA 91. In the performance of these efforts the contractor shall:

     a. Provide for the preparation and review of technical combat system documents for tactical/operational feasibility, applicability, and impact. Develop combat system planning and reference documents for fleet-wide warfighting improvement. Conduct equipment implementation feasibility studies and trade-off analyses. Conduct man-machine interface assessments for battle group/force/unit tactical and training systems. Assist in the identification and resolution of integration and commonality issues among candidate tactical systems in support of the Fleet Modernization Program and new ship designs.

     b. Provide configuration audits for combat systems and support systems Configuration Management (CM), and provide computer program delivery status. The contractor shall also research source information for inclusion in the ISEA data bases, and provide quick-reaction program and project reviews of data/documents pertaining to Combat Systems CM.

     c. Perform system, combat system and group/force level cost-effectiveness analysis, risk identification, ranking, and make recommendations for risk avoidance or reduction; identify impacts on schedule and budget; monitor and assess the conduct of testing including the development of test specifications and reports. The contractor shall gather, monitor, and assess fleet inputs, such as Program Trouble Reports, Program Change Proposals, and Engineering Change Proposals, and provide program design error, omission, and failure reporting and ensure the traceability of program problems.

     d. Provide technical evaluations and assessments of the adequacy of Combat Systems computer programs, system specifications, development plans, quality assurance/configuration management plans, independent verification and validation plans, computer program performance specifications, computer program design specifications, data base design documents, interface requirements document, interface deign specifications, and source code. Prepare technical assessments of the computer program development process in terms of conformance to design requirements, quality assurance requirements, and production and test requirements.


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                                                                00024-95-R-6403




     e. Provide systems engineering, design, integration, testing and other technical support during the development of the LHD and LPD Class Combat System including organizing and participating in Combat System Working Group (CSWG) meetings, Combat System Executive Committee (CSEC) meetings, Coordination Planning Group (CPG) meetings, Fleet Delivery Readiness Reviews (FDRR), Combat Systems Integration Test (CSIT) Readiness Reviews (CRR) and various subsystem development meetings.

     f. Provide technical support during the development and review of LHD and LPD software/firmware programs and hardware suites associated with the combat system. Tasks shall include reviewing documentation for technical accuracy and conformance to accepted DOD standards, problem/risk analysis, development and review of Engineering Change Proposals (ECP) and Specification Change Notices
(SCN), establishment of an LHD/LPD ECP tracking database, review and provide solutions to various LHD/LPD condition reports and trial cards.

     g. Provide configuration management support for the LHD CSIT testing at Integrated Combat Systems Test Facility (CSTF) in San Diego, CA. Task shall include tracking Software Trouble Reports (STR) status and updating status changes in the LHD Configuration Status Accounting File, participate in ICSTF LHD combat system testing as directed by the Navy, review test results and issues arising from the conduct of testing or the actions of the On-Site Configuration Control Board, review designated CSIT STRs and provide technical assessments and recommended resolutions, participate in various Configuration/Change Control Board meetings.

     h. Provide technical support for the data gathering, preparation and maintenance of the LHD Combat System Ten Year Plan.

     i. Provide overall Amphibious Class CSE program support including developing and maintaining an LHD Action Item Database, Point of Contact Database, and a Library Summary Report consisting of a listing of all documentation related to the LHD program as well as maintaining a hard copy library.

     j. Provide engineering, design, and integration support for in-service Amphibious ships (LHD, LHA, and LCC) combat systems including documentation reviews, participation in combat system related meetings, and the conduct of assessments of potential combat system upgrades.

     k. Provide acquisition and technical support required for the development and fielding of the LPD 17 ship class combat system. Provide program management and technical support with respect to the continued development of the LPD 17 combat systems architecture as defined in the contract design for the award of the first shipbuilding contract. This support includes participation in combat system related meetings including Combat System Working Groups, Combat System Executive Committee meetings, Electromagnetic Capability Advisory Board meetings, Integrated Interior Communications and Control (IC2) Working Groups and other technical meetings as assigned by the Navy.




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                                                              N00024-95-R-6403



     l. Provide development of the LPD 17 Computer Resources Life Cycle Management Plan (CRLCMP).

     m. Provide technical analysis for the systems engineering, design, integration and testing support required in the development of the LPD 17 Combat Systems Management Plan (CSMP).

     n. Provide engineering support with respect to the development and review of the LPD Combat System Computer Program Configuration Management Plan.

     o. Conduct the engineering efforts required for Combat System test, and evaluation, assessment and certification, verification and validation, and the procedures required to conduct combat system alignment planning. The contractor will be required to develop the following: (1) shipboard alignment procedures, techniques, and tolerances, including manuals and drawings which will be developed, reviewed, verified, and/or validated, as required, (2) records on the conduct of various Shipboard Combat System alignment and testing (or both) which will be prepared to ensure compliance with test memoranda and to ensure that tests and alignment are accurately conducted and recorded, (3) alignment requirements developed and updated to reflect changes that evolve as a result of new equipment or construction methods, (4) alignment procedures and tests reviewed on a class by class basis, and proposed changes necessitated by major equipment changes and the phased accomplishment of upgrades (i.e., Combat Direction System Upgrade)

     p. Provide systems engineering of the LPD-17, CVN-76 and AOE-6 Class for Combat System Operational Sequencing System (CSOSS) and Battle Force Tactical Training (BFTT) System integration planning.

     q. Provide systems engineering and integration support for Life Cycle Management (LCM) of Non-AEGIS Combat System Operational Sequencing System (CSOSS) through performance of the package production process for ships receiving CSOSS. The contractor shall develop where applicable and reproduce CSOSS procedures and diagrams for package implementation, assemble CSOSS Book sets in accordance with Book Installation Plan, produce CSOSS status boards and system interface diagrams through operation of large scale computer-controlled plotter and laminate final product for inclusion in CSOSS package. The contractor shall coordinate CSOSS Package final assembly and shipment in accordance with Installation plan.

     r. Provide support for the control, processing, manipulation, and maintenance of CSOSS supported ship class baseline Feed Back Reports (FBRs), databases, libraries, and the CSOSS Requirements Manual. The contractor shall maintain the CSOSS Quality Assurance (QA) Plan.

     s. Conduct shipboard validation of changed or modified procedures for FBRs, and demonstrate an understanding of the CSOSS components that are installed during the implementation phase.


     t. Maintain the Master Non-AEGIS CSOSS LCM computer programs, and a hard copy of all changes to LCM master database and library files.

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                                                                N00024-95-R-6403





     u. Provide technical analyses of the Combat System Operational Procedures
(CSOP) and the Combat System Operational Casualty Control (CSOCC) documents.

     v. Provide the onboard support for crew training during the installation phase of the CSOSS package in LHD-5/6, AOE-6 and CVN-76 and develop appropriate CSOSS User's Guides and shall develop changes to the LHD-5, AOE-6 and CVN-76 Combat System Officer of the Watch (CSOOW) Guide to incorporate quick reference material for CSOSS coordination.

     w. Provide coordination during the installation and validation phase of CSOSS documentation for the LHD-5, CVN-76 and AOE-6 Classes.

     x. Provide systems engineering for Navy ship combat system testing, training and performance monitoring systems by providing technical support for the development and review of Battle Force Tactical Training (BFTT) Program documentation in preparation for Milestones III and IV. The contractor will be required to maintain the Operational Requirements Document (ORD), Program Management Plan (PMP), Integrated Program Summary (OPS), BFTT Maintenance Plan
(MP) and other program management, technical and scheduling documentation. The contractor will be required to maintain a BFTT Program Master Library, and a listing of all equipments procured with BFTT funding, and an accounting of Onboard trainers (OBTs) with installation schedules, and maintain a products listing for performance monitoring data. This support includes planning for and participation in technical and programmatic working group meetings, executive level planning and steering group meetings, advisory board meetings and other technical and programmatic meetings as assigned by the Navy.

     y. Operate and maintain the BFTT PIPENET - telecommunications system using government furnished equipment (GFE).

     z. Perform engineering design proof of principal for the BFTT Non-NTDS shipboard configuration, and develop technical documentation to support proof of concept design, test and interim support.

     aa. Provide engineering support for Navy ship combat system Testing, Training and Performance Monitoring (TT&PM) systems and accomplish the following relative to the AN/SSQ-91(V) LHD 1 CLASS Combat Simulation Test System (CSTS) and AN/SSQ-XX Training Systems: (1) provide engineering and technical support for the review and maintenance of Program documentation including the Program Management Plan, the Project Peculiar Document (PPD), the Configuration Management Plan, Maintenance Plan, and the CSTS Transition Plan for the LHD configuration, (2) provide technical support for logistics related matters.

     ab. Provide engineering support for the Navy's Cryptologic Systems Trainer
(CST) Program for NAVSEA and provide technical support during development and review CSET Program documentation. The contractor shall coordinate, develop, update, and review CST program

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N00024-95-R-6403

documentation including but not limited to: the CST Operational Requirements Document (ORD), the CSET Fleet Project Team Charter, Preliminary CST Acquisition Plan, CST Program Management Plan, and the CST Maintenance Plan. The contractor shall develop updates to the CST Ship Hull/Cryptologic System Matrix. The contractor shall maintain the reference system for a 10 year funding requirements profile and a 10-year plan of action and milestones (POA&M) for CST. The contractor shall participate and provide technical inputs for CST planning/management meetings and the CST Configuration Control Board (CCB) process.

        ac. The contractor shall attend all CST equipment installations, test demonstrations and software development demonstrations. The contractor will ensure support personnel have a clearance to facilitate access to Naval cryptologic facilities.

        ad. Provide acquisition and technical support required for the development, fielding and life-cycle support of the Radar Target Simulation Component (RTSC) of BFTT, the Tactical Advanced Surface Warfare Integrated Trained (TASWIT), the Amphibious Warfare Tactical Trainer (AWTT) and the Ship Ocean Acoustic Model (SOAM). This support includes planning for and participation in technical and programmatic working group meetings, executive-level planning and steering group meetings and other technical and programmatic meetings as assigned by the Navy.

B. ITEM(S) 0002, (AND IF OPTIONS ARE EXERCISED) ITEMS 0008, 0013, 0018, AND 0023 ARE APPLICABLE TO AIRCRAFT CARRIER COMBAT SYSTEM ENGINEERING, PMS 312.

1. In support of NAVSEA PMS-312, the contractor shall provide systems engineering, integration and technical support for the combat systems onboard Navy carriers. The contractor shall:

        a. Provide engineering and technical support to NAVSEA PMS312 for the preparation and review of technical documents for candidate combat system warfighting improvements for aircraft carrier classes, including assistance in identifying planned SHIPALT installation issues, their impact and any alternatives, in support of the Fleet Modernization Program.

        b. Provide engineering support for combat system designs or configurations for new carrier designs through the participation in technical meetings such as design reviews and the conduct of technical documentation associated with the combat system or its sub-elements.

C. ITEM(s) 0003, and if options are exercised, Items 0009, 0014, 0019, and 0024 are applicable to the Program Executive Office for the Theater Air Defense (PEO(TAD)).

1.      The contractor shall:

        a. Provide engineering support during the Ship Self Defense System
(SSDS) engineering, software development and production for the LSD, DD, FFG, CVN, LPD, LHD, LHA, and AOE class ships. Evaluate SSDS baselines for software reuse between ship classes and for follow on enhancements for ships within the class. Conduct trade-off studies as required. Attend Program

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                                                              N00024-95-R-6403

Reviews, Systems Engineering Board meetings, and Change Control Board meetings to support technical discussion of software issues. Review and comment on field activity documentation forwarded to PEO(TAD)D. Provide technical cost and schedule trade-off analyses and planning priority evaluations for SSDS support software development, tools, and facilities. Provide support for SSDS engineering reviews, the SSDS Software Engineering Process Group (SEPG), Metrics Implementation Sub-Group, Reuse Library User's Group, and Software Engineering Environment Working Group. Propose changes to the SSDS software related instructions, Technical Directives and documentation.

        b. Monitor the program status to ensure that the Ship Self Defense System (SSDS) engineering meets program requirements and that it is being executed within established constraints. Program, equipment, and schedule data will be documented and assessed against current guidance. Provide the means for the conduct of rapid communications, investigations, examinations, assessments, configuration management and review documentation in response to changing schedules and resources availability. Program summaries, status reports, and impact assessments are required to support the daily program decision process. Specifically, the contractor shall review the existing work breakdown structure
(WBS) and expand it to the top three levels, and identify the cost accounts to the WBS elements; develop Project Evaluation Review Technique (PERT) Chart report; review existing schedules and develop a comprehensive Project Management Plan (PMP) plus Gantt chart views that monitor project tasking and progress. The contractor will also review the financial plans and develop recommendations for program execution, and integrate the financial planning with the PMP. Attend SSDS meetings, prepare agenda, and meeting/trip reports.

        c. Provide engineering, planning, and programming support, and integrated logistics support for the Combat Direction System (CDS) programs and projects as defined in the following paragraphs. CDS encompasses the following ship systems: NTDS, CDS, ACDS, ITAWDS, Command Station, SGS/AC and advanced CDS development projects in ship classes: CV/CVN, LHD, LHA, LCC, LPD-17, CGN 36, DDG 963, FFG 7, CG 47, and DDG 51 (for SGS/AC only).

        d. Assess and provide inputs to CDS technical, logistics and program documentation including ORD, APBA, IPS, TEMP, NTP, Program Support Data Sheets, COSAL, Weapons Systems File, Ship Configuration and Logistic Support Information System (SCLSIS), SEATASKs, Project Directives, FMPMIS, JCF and SAR. Prepare and maintain CRLCMP, ILSP and OLSS. Participate in CDS-related reviews, working groups and meetings and record minutes for selected meetings. Prepare and maintain presentation material.

        e. Provide and maintain a 10-year CDS Project Master Plan (PMP) which includes the system configuration, interface requirements and implementation schedules.

        f. Provide CDS equipment requirements and allocation data including ECPs, field changes and ORDALTs. Assess, document, and maintain system, equipment, resource and schedule data against program requirements and guidance. Provide inputs to the CDS Resource Management System, and provide CDS resource planning information summary reports.

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        g. Provide computer resource planning, configuration management, and maintenance support for the CDS program office management system to include: (a) system support including updates to operating procedures and (b) engineering, development, and installation support for integration of the CDS program office management systems/data including the CDS resource management system, the Government Furnished Information/Government Furnished Equipment (GFI/GFE) and spares database, and the other management systems.

        h. Conduct engineering assessments of CDS with respect to Fleet requirements and deficiencies, system change proposals and other engineering and Logistics documentation to determine a document the impacts to CDS baselines/levels. Identify and track CDS equipment requirements including new initiatives, proposed equipment changes, field changes and ILS documentation. Provide technical support for the CDS Fleet user working groups.

        i. Conduct data link message standard engineering and ensure that the Data Link Message Standard developments and changes are properly planned for and implemented in the Advanced Combat Direction System (ACDS) Block 0, Block 1, and non-ACDS ship programs. Review, analyze, and assess thc impacts of these developments and changes. Assist the PEO(TAD) with (1) Combat Direction System
(CDS) Computer Program Data Link Certification, (2) Data Link implementation planning analysis, (3) data link system enhancements assessments, (4) Technical Interoperability Standard Group-Tactical Digital Information Link (TISG-TADIL) and Operational Interoperability Requirements Group data link analysis and technical support, and (5) assess the information in U.S. Navy Configuration Management Information System (CMIS), maintained by the Navy Center for Tactical Systems Interoperability (NCTSI) and track all proposed CDS-related Data Link changes.

        j. Provide system engineering, planning and integrated logistics support for the identification, analysis, and resolution of issues associated with the Shipboard Gridlock System with Automatic Correlation (SGS/AC) for CDS and AEGIS. This effort will include: (a) the conduct of SGS/AC program documentation assessments, (b) participation in project reviews and working group meetings. Provide ILS and resource status support for the SGS/AC program specifically by analyzing requirements for and developing Program Support Data (PSD) Sheets and Order Data Sheets; assessing/providing inputs to program support documents, such as SEATASKs, Project Directives and Program Performance Specification (PPS);
and analyzing methods for providing Integrated Logistic support Plan (ILSP) and Navy Training Plan (NTP) support for the SGS/AC program.

        k. Provide technical support in those efforts relating to CDS computer programs, In-service Engineering, NTDS Restoration and other projects requiring engineering support carried out at Fleet Combat Direction systems Support Activity (FCDSSA), Dam Neck, Port Hueneme Division (PHD), Naval Surface Warfare Center (NSWC); Naval Command Control and Ocean Surveillance Center (NCCOSC), RDT&E Division (NRaD); and Naval Undersea Warfare Center Detachment (NUWC DET) Norfolk. These effort shall include the assessment of computer program and life cycle support documentation.

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        l. Provide technical assistance to NAVSEA PEO-TAD (DN), the
NATO-Seasparrow Program Office (NSPO) National Deputies and NAVAIR supporting codes in those technical and engineering efforts relating to Missile Systems, Avionics Hardware and Software, and host platform Reliability, Maintainability, and Quality (RM&Q) support.

        m. Prepare rework requirements for FMS owned AIM-7M/RIM-7, AIM-9 and other air-launched missile assets which necessitate repair under the terms of the FMS Repair of repairable cases. This includes RM&Q processing and maintenance at the WPNSTA YORKTOWN, VA, depot repair at organic facilities such as NADEP Alameda, CA, NAVORDSTA Indian Head, MD, Letterkenny depot repair at commercial facilities such as Raytheon Company, Lowell, MA, and Hughes Missile Systems, Tucson, AZ. Provide to maintenance activity(s) semi-annual rework projections that include Participating Government's (PGs) estimates of repair returns for both immediate and long term requirements.

        n. Coordinate and prepare shipping instructions for the Ready for Issue
(RFI) assets, responding to PGs requests for the disposition of condemned or unserviceable material, and provide assistance in the conduct of engineering investigations of USN, Air Force and FMS/NSSMS assets. In addition, the contractor will coordinate all necessary actions with rework sites, Navy engineering activities, Department of Transportation, Customs, Participating Governments (PGs), freight forwarders and/or supply activities.

        o. Operate the automated computer programmable Configuration Management Missile Assets Tracking System (MATS), its subsystem, the Missile Assets Production Status (MAPS), and the Missile Assets Repair Status (MARS). MATS operation includes ensuring that the appropriate input data is collected, edited, analyzed, entered into the system, and the reports generated as specified by NSPO/PMA-259. Maintenance will be performed as necessary to solve problems that may occur, and to update the program as desired by NSPO/PMA-259.

        p. Provide technical review of ILS documentation for impact to FMS ILS programs to ensure FMS customer unique requirements interface with U.S. government logistic support programs. Review necessary data base logistic information and recommend methodology to determine maturity of FMS case completion. Develop a plan that provides for the effective assessment of the ILS factors of supportability and maintainability and incorporate the strategy for the completion of FMS cases.

        q. Analyze existing configuration management plans (CMP) and determine effects in the development of Engineering Change Proposals (ECP) and maintain the currency of the ECP data base as changes occur during the approval and implementation process.

        r. Prepare a POA&M for the preparation, review and implementation of Depot Maintenance Process Documents for missile assets scheduled for transfer of responsibility from the US Navy to the Letterkenny Army Depot.

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                                                               N00024-95-R-6403

D. ITEM(s) 0004, and if options are exercised, Items 0010, 0015, 0020, and 0025 are applicable to Combat System Software Engineering, SEA 03KQ.

1. The contractor shall provide combat system level software engineering and management support for non-Aegis surface combatants. In the execution of this effort, the contractor shall:

        a. Provide technical support to the Combat System Software Change Control Board (CSSCCB), and provide technical reviews of proposed Engineering Change Proposals (ECPs), participate in Board meetings, act as Secretariat to the Board, maintain the library of ECPs, maintain an accounting of ECP status, provide periodic ECP status reports, maintain the Board implementation documentation.

        b. Maintain the Software Quality Improvement (SQI) Program including implementation documentation, investigate new methodology for inclusion in the Program including CASE tools, and software metrics, participate in the development and modification of the Program requirements.

        c. Investigate new technologies and processes that focus on combat system software reuse engineering. In particular, the contractor must demonstrate understanding of the techniques associate with the conduct of Domain Analysis as it relates to combat systems.

        d. Participate in working level meetings for the development and/or modification of weapon systems computer interface documentation, review new/updated interface documentation for feasibility and adherence to established standards, provide recommendations for the approval of such documents, maintain weapon systems interface documentation status, and provide period reports of that status.

        e. Participate in Combat System Integration Test (CSIT) Scheduling Meetings, investigate/evaluate new requirements for testing of combat system software baselines, maintain an accounting of CSIT Schedule events, provide periodic reports of those events.

        f. Provide technical and management support for the Software Engineering Office in its function of supporting the assigned non-Aegis ship class Combat System Engineers (CSEs) for all matters concerning combat system software. This includes:(1) establishing ship class combat system software baselines. Maintain the Ten Year Plan data base and provide periodic reports. Recommending and justifying CSITs for those baselines if necessary, (2) monitoring preparations and conduct of CSITs, act as the CSE's on-site representative, providing periodic reports on the progress of such CSITs with evaluations of that progress and recommendations for problems resolutions, evaluation of the results of the CSIT with recommendations for the fleet release of the baseline software, (3) fulfilling of the SQI Program requirements including attendance at Coordination Planning Group meetings, preparations for Flag Level Reviews, evaluation of Exception Requests with recommendations for approval.

        g. Provide support to the U.S. Government Foreign Military Sales
Program for the Royal Australian Navy (RAN) Combat Data Systems Centre (CDSC) at Fyshwick, A.C.T. Canberra for the procurement of additional AN/UYK-43s and the development and evaluation of post installation upgrades to the AN/SLQ-32(V) Software Support and Training System (SSTS), as well as, support and

                                   VIII-39
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                                                              N00024-95-R-6403

evaluation for the possible procurement of Single, Joint, and Combined Interoperability hardware and software. Provide support to NAVSEA 03KQI to include: (1) responding to questions for CDSC concerning the proper operation of the SSTS and AN/SLQ-32 software, (2) provide coordination between CDSC and NAVSEA 03KQ1 concerning the status of SSTS operation at CDSC, (3) implement minor modifications and engineering changes to SSTS software and documentation as assigned by the COR and accepted by the contractor, (4) provide support to NAVSEA in matters relating to CDSC and United States Navy (USN) supplied computer programs installed therein, (5) provide support to NAVSEA and CDSC in matters concerning RAN combat system computer programs and their life cycle maintenance, (6) provide support in obtaining the transfer of computer programs (including source code) from the USN to the RAN, (7) provide analysis support to NAVSEA 03KQ1 and CDSC regarding upgrades to the AN/SLQ-32(V) SSTS, (8) provide technical and documentation support to NAVSEA for the procurement of additional AN/UYK-43 computers for the RAN CDSC, (9) provide coordination between CDSC, NAVSEA 03KQ1, and other military facilities associated with interoperability testing, (10) provide technical and documentation support to NAVSEA concerning procurement of interoperability test hardware and software, (11) provide coordination between NAVSEA, CDSC, and the Australian Embassy concerning the CDSC Director's visit to military facilities and meetings in NAVSEA.

E. ITEM(s) 0005, and if options are exercised, Items 0011, 0016, 0021, and 0026 are applicable to AEGIS Combat System Engineering, PMS 400.

1. In support of AEGIS CG-47 and DDG-51 combat system engineering, the contractor shall:

        a. Perform systems engineering support of the development baseline and upgrades for tactical operational computer programs. Review and comment on computer program and firmware program performance specifications and design documentation baseline changes, and provide SDR/SCN traceability at the performance level. Study, analyze, and comment on program design techniques and computer program baseline upgrade demonstration plans.

        b. Provide engineering support to the AEGIS project office for planning in Command, Control, Communication and Intelligence (C(3)I) related areas, such as JTIDS, Model 5 Link-11, Link-16, Link-4A and C(2)P, as they relate to AEGIS Block upgrades, model change requirements, and DDG-51 development. Determine the impact on the AEGIS Combat System of planned communication upgrades.

        c. Provide engineering support for the baseline development and upgrade of the AEGIS Combat System. Review and comment on C&D and ADS computer program specification and baseline upgrades. Study, analyze, and comment on program design techniques and computer program baseline upgrade demonstration plans. Provide attendance at, and comments on, C&D and ADS computer program baseline upgrade design reviews. Review Navy test plans and procedures in support of Navy baseline upgrade testing. Provide technical guidance for the development of contractor test plans and

                                   VIII-40
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                                                               N00024-95-R-6403

procedures. Participate in C&D and ADS demonstrations and tests, and assist in analysis and evaluation of test data.

        d. Perform engineering support in the evaluation of proposed changes to the CDS/SLQ-32/LAMPS Interface Design Specification for AEGIS impact. Provide technical support for the development of the C&D computer program EW interface. Review test plans and procedures, participate in element and system level testing, and provide analysis of test results. Monitor AN/SLQ-32 program development and assess the impact to AEGIS of planned improvements. Assist in the development of AEGIS required ECPs to the CDS/SLQ-32/LAMPS IDS.

        e. Perform engineering support and analysis by conducting engineering technical review and analysis of engineering changes including Engineering Change Proposals (ECPs), Change Evaluation Documents (CEDs), and Change Assessment Documents (CADs). Identify change packages which impact the AEGIS Combat System (ACS), CG-47 and DDG-51 class ships.

        f. Provide engineering and analysis support to the PMS-400 Program Level Change Control Board (CCB), the Joint Evaluation Team (JET), and the Change Coordination Group (CCG) in the establishment, implementation, and monitoring of change control requirements related to the development, review, and approval of engineering changes. Action items shall be established and maintained from assignment to closure.

        g. Perform engineering and analysis in the areas of data requirements, technical document development review, and configuration management for the AEGIS Configuration Control and Engineering Status System (ACCESS).

        h. Perform engineering and analysis in the areas of system performance, functional capabilities, test and evaluation, simulation requirements for current and advanced baselines, technical documentation development and review, and configuration management for the AEGIS Combat System Interface Simulation (ACSIS), AEGIS Combat Training System (ACTS), Mass Memory Storage Device (MMSD) and the AEGIS Interface Simulation System (ISS)

F. ITEM(S) 0006 - DATA REQUIREMENTS (NAVSEA) (SEP 1992)

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit(s) A, attached hereto.

TECHNICAL PRODUCTS/DOCUMENTATION

1. Technical Products. Technical products documenting the results of Contractor's technical efforts (such as reports or reviews, technical assessments, programming documentation, charts, manuals, matrices, sketches, and schedules) shall be prepared and provided in formats, numbers of copies and at times specified in technical instructions.

                                   VIII-41

                                                               00024-95-R-6403

2. Contractor-Filed Data. The Contractor shall establish and maintain an up-to-date file of documentation (such as drawings, sketches, specifications, manuals, reports, letters, comments, etc.) generated or received under this contract. Copies or original (or both) of materials retained in this file shall be delivered to the Government, as directed. The Contractor shall also maintain a record of all data sources used in developing his finding or recommendations. Destruction of obsolete data contained in this file is authorized upon written instructions from the COR.

CONTRACT PROGRAM MANAGEMENT

1. Government Contractor Interface

        a. The Contractor shall establish and maintain lines of communication with NAVSEA and PEO Task Engineers and such other Government and commercial organizations as are necessary to accomplish technical work requirements specified herein and in associated technical instructions; this shall include attendance at scheduled conferences and meetings on specific technical requirements outlined herein, including providing meeting agendas, minutes, conference reports and trip reports. The Contractor's role in such conferences and meetings is limited to technical discussions, recommendations of technical approaches to problem resolution, and other matters of a technical advisory nature. Need-to-know certifications shall be prepared and processed in accordance with paragraph b., below.

        b. The Contractor shall establish and implement an action item/follow-up or status accounting system to assist in assuring the timely accomplishment of meeting/conference action items, problem solutions, etc., related to specific technical products outlined herein.

2. Progress Presentations. As directed, the Contractor shall give formal contract progress presentations on a periodic basis. Normally a presentation should not exceed 2 hours. Presentations shall outline, in brief, the progress and status of all efforts performed during the period reported. Except as otherwise agreed to by the COR, the presentation shall be given at NAVSEA Headquarters, Arlington, Virginia, at times and dates specified by the Government.

3. Briefings. The Contractor shall give briefings/presentations, including preparation of necessary materials. For purposes of these requirements, briefings/presentations shall be held at NAVSEA Headquarters, Arlington, Virginia.

4. Reports

        a. Progress/Status Reports. The Contractor shall develop and provide a Progress/Status Report in a letter format, constructed to identify efforts and costs expended to support those efforts and any problem areas together with their proposed solutions. The report shall make maximum use of tabular, chart, and graphic techniques.

                                   VIII-42
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                                                               00024-95-R-6403

        b. Meeting Report. Reports shall be delivered for meetings, conferences and telephone conversations between Contractor and Government personnel.

        c. Trip Reports. Letter-type trip reports shall be developed for all visits made under the contract to other than NAVSEA Headquarters.

        d. Computer Programs/Documentation. Unless otherwise specified, computer simulation models and logistics analyses or technical storage type computer programs developed incidental to technical instructions issued under this contract shall be targeted for implementation and execution on NAVSEA hardware. These programs and their associated documentation shall be developed and delivered in accordance with the technical instructions and the attached Contract Data Requirements List (CDRL).

                 (a) A user's manual which provides instructions to the engineers who generate the input data and use the output information to accomplish a design task. It should include a definition of the input data and format, the sequence of input, user restrictions, and user diagnostics/error messages with associated corrective action.

                 (b) A program maintenance manual which includes coding information, symbol dictionary and debug information. It also encompasses hardware requirements, installation set-up, and restrictions such as special input routines, program limitations, maximum array sizes, and minimum capacity required.

                 (c) A computer operation manual which contains hardware requirements and operator instructions such as system setup and take down, operating messages, and control instructions for the program and each associated subroutine.

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                                   VIII-43
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                                                                N00024-95-R-6403

SECTION D - PACKAGING AND MARKING

All unclassified data shall be prepared for shipment in accordance with best commercial practice.

Classified reports, data, and documentation shall be prepared for shipment in accordance with DOD Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22-M dated 3 January 1991.

ADDITIONAL MARKING REQUIREMENTS FOR FMS ITEMS (NAVSEA) (SEP 1992)

(a) The following identifying marks shall appear on the outside of each box, parcel and/or crate and all shipping papers included in each shipment:

                     _______________________NAVY
                     FMS CASE_______________
                     REQUISITION NO. ____________
                     ITEM DESCRIPTION___________

If a consolidated shipment of several items in one container is forwarded, add to the above information "CONSOLIDATED SHIPMENT, __________ CONTAINS ITEMS".

(b) The inscription "UNITED STATES OF AMERICA" shall be affixed in a suitable size indelible stencil, label or printed form on all external shipping containers or the exterior surface of uncrated items.

(c) All invoices, correspondence, reports and other documents shall be identified with the appropriate FMS case designator, requisition number(s), and item description(s).

                                   VIII-44
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                                                               N00024-95-R-6403

SECTION E - INSPECTION AND ACCEPTANCE

Item(s) Items 0001 through 0005 and (if options are exercised) Items 0007 through 0026 - Inspection and acceptance shall be made by the Contracting Officer's Representative (COR) or a designated representative of the Government.

Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE          TITLE AND DATE
------          --------------
52.246-3        INSPECTION OF SUPPLIES--COST-REIMBURSEMENT (APR 1984)
52.246-5        INSPECTION OF SERVICES--COST-REIMBURSEMENT (APR 1984)

                                   VIII-45
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                                                              N00024-95-R-6403


SECTION F - DELIVERIES OR PERFORMANCE

The Contractor shall perform the work described in SECTION C, at the level of effort specified in SECTION B, as follows:

  ITEM(S)                   FROM                           TO
  -------                   ----                           --

0001AA - 0001AG        Date of award             12 Months thereafter
0002AA - 0002AG        Date of award             12 Months thereafter
0003AA - 0003AG        Date of award             12 Months thereafter
0004AA - 0004AG        Date of award             12 Months thereafter
0005AA - 0005AG        Date of award             12 Months thereafter

0007AA - 0007AG        Date of option exercise   12 Months thereafter
0008AA - 0008AG        Date of option exercise   12 Months thereafter
0009AA - 0009AG        Date of option exercise   12 Months thereafter
0010AA - 0010AG        Date of option exercise   12 Months thereafter
0011AA - 0011AG        Date of option exercise   12 Months thereafter

0012AA - 0012AG        Date of option exercise   12 Months thereafter
0013AA - 0013AG        Date of option exercise   12 Months thereafter
0014AA - 0014AG        Date of option exercise   12 Months thereafter
0015AA - 0015AG        Date of option exercise   12 Months thereafter
0016AA - 0016AG        Date of option exercise   12 Months thereafter

0017AA - 0017AG        Date of option exercise   12 Months thereafter
0018AA - 0018AG        Date of option exercise   12 Months thereafter
0019AA - 0019AG        Date of option exercise   12 Months thereafter
0020AA - 0020AG        Date of option exercise   12 Months thereafter
0021AA - 0021AG        Date of option exercise   12 Months thereafter

0022AA - 0022AG        Date of option exercise   12 Months thereafter
0023AA - 0023AG        Date of option exercise   12 Months thereafter
0024AA - 0024AG        Date of option exercise   12 Months thereafter
0025AA - 0025AG        Date of option exercise   12 Months thereafter
0026AA - 0026AG        Date of option exercise   12 Months thereafter

All data to be furnished under this contract shall be delivered prepaid to the destination(s) and at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

                                   VIII-46
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                                                                N00024-95-R-6403

ADDITIONAL SHIPPING INSTRUCTIONS FOR FMS ITEMS (NAVSEA) (SEP 1992)

(a) The Contractor shall, within sixty days prior to the first scheduled delivery date, notify the cognizant Contract Administration Office (CAO) of the point of origin, description of material, quantity, approximate gross weight and cubic measurement, number of cases, approximate date shipment is expected to be ready for movement, appropriate requisition number(s) and FMS case designator. The notification shall be accompanied by six (6) copies of priced Material Inspection and Receiving Report (MIRR) (DD Form 250) with packing lists.

(b) The CAO shall forward the above information to Australia.

(c) Subsequent to notification as required by paragraph (b), the CAO shall:

        (1) Forward four (4) copies of priced DD Form 250 with packing lists and one (1) copy of bill of lading to the Country Freight Forwarder, and

        (2) Forward two (2) copies of priced DD Form 250 with packing lists and one (1) copy of bill of lading or other evidence of delivery to the office specified in paragraph (b) above.

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE          TITLE AND DATE
------          --------------

52.212-13       STOP-WORK ORDER (AUG 1989) AND ALTERNATE I
and Alt I       (APR 1984)

52.247-65       F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE SHIPMENTS
                (JAN 1991)

                                   VIII-47

COMPTEK FEDERAL SYSTEM  INC.                                  N00024-95-R-6403

SECTION G - CONTRACT ADMINISTRATION DATA

(a) Enter below the Contractor's address for receipt of payment if such address is different from the address shown on the SF 26 or SF 33, as applicable.

Comptek Federal Systems, Inc.
P.O. Box 361407
Columbus, OH 43236-1407

(b) Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

-----------------------------------
-----------------------------------

PURCHASING OFFICE REPRESENTATIVE:       COMMANDER
                                        ATTN:   Peggy Cooney, SEA 0264P
                                        NAVAL SEA SYSTEMS COMMAND
                                        2531 JEFFERSON DAVIS HWY
                                        ARLINGTON VA 22242-5160
                                        Telephone No.703/602-7501

CONTRACTING OFFICER'S
REPRESENTATIVE:                         COMMANDER
                                        ATTN:   Ken Miller, SEA 91K3
                                        NAVAL SEA SYSTEMS COMMAND
                                        2531 JEFFERSON DAVIS HWY
                                        ARLINGTON VA 22242-5160
                                        Telephone No.703/602-3664 ext 303

The Contractor shall forward a copy of all invoices to the Contracting Officer's Representative.

                                   VIII-48
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                                                               N00024-95-R-6403

SECTION H - SPECIAL CONTRACT REQUIREMENTS

    NUMBER                        TITLE                               PAGE
    ------                        -----                               ----

NAVSEA 5252.202-9101    ADDITIONAL DEFINITIONS (MAY 1993)........      49

NAVSEA 5252.232-9104    ALLOTMENT OF FUNDS (MAY 1993)............      49

NAVSEA 5252.227-9113    GOVERNMENT-INDUSTRY DATA EXCHANGE
                        PROGRAM (MAY 1993).......................      50

NAVSEA 5252.216-9122    LEVEL OF EFFORT (JUL 1986)...............      50

NAVSEA 5252.237-9106    SUBSTITUTION OF PERSONNEL (SEP 1990).....      52

NAVSEA 5252.242-9115    TECHNICAL INSTRUCTIONS (MAY 1993)........      53

                                   VIII-49
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                                                              N00024-95-R-6403

NAVSEA 5252.202-9101  ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FFDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN Or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

        (1) NATIONAL ITEM IDENTIFICATION NUMBER (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

        (2) NATIONAL STOCK NUMBER (NSN). The National Stock Number (NSN) for an item of supply of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

NAVSEA 5252.232-9104  ALLOTMENT OF FUNDS (MAY 1993)

(a) This contract is incrementally funded with respect to both cost and fee.
The amount(s) presently available and allotted to this contract for payment of fee for incrementally funded contract line item number/contract subline item number (CLIN/SLIN), subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this contract for payment of cost for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

                                   VIII-50

                                                              N00024-97-C-6431
COMPTEK FEDERAL SYSTEM  INC.                                  N00024-95-R-6403

                                                ESTIMATED
ITEM(S) ALLOTTED TO COST ALLOTTED TO FEE PERIOD OF PERFORMANCE

        *       $       *       $       *       *

* TO BE FILLED IN AT TIME OF CONTRACT AWARD.

(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c) CLINs/SLINs 0003AE are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

NAVSEA 5252.227-9113  GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM
                         (MAY 1993)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with MIL-STD-1556B dated 24 February 1986. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".

NAVSEA 5252.216-9122  LEVEL OF EFFORT (JUL 1986)

(a) The Contractor agrees to provide the total level of effort specified in the next sentence in performance of the work described in Sections B and C of this contract. The total level of effort for the performance of this contract shall be 1,447,500 total man-hours of direct labor, including subcontractor direct labor for those subcontractors specifically identified in the Contractor's proposal as having hours included in the proposed level of effort.

(b) Of the total man-hours of direct labor set forth above, it is estimated that 140,000 (Offeror to fill-in) man-hours are uncompensated effort.

                                   VIII-51

                                                               N00024-95-R-6403

Uncompensated effort is defined as hours provided by personnel in excess of 40 hours per week without additional compensation for such excess work. All other effort is defined as compensated effort. If no effort is indicated in the first sentence of this paragraph, uncompensated effort performed by the Contractor shall not be counted in fulfillment of the level of effort obligations under this contract.

(c) Effort performed in fulling the total level of effort obligations specified above shall only include effort performed in DIRECT support of this contract and shall not include time and effort expended on such things as (local travel to and from an employee's usual work location), uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at an employee's residence or other non-work locations, or other time and effort which does not have a specific and direct contribution to the tasks described in Sections B and C.

(d) The level of effort for this contract shall be expended at an average rate of approximately 5,567 hours per week. It is understood and agreed that the rate of man-hours per month may fluctuate in pursuit of the technical objective, provided such fluctuation does not result in the use of the total man-hours of effort prior to the expiration of the term hereof, except as provided in the following paragraph.

(e) If, during the term hereof, the Contractor finds it necessary to accelerate the expenditure of direct labor to such an extent that the total man-hours of effort specified above would be used prior to the expiration of the term, the Contractor shall notify the Contracting Officer in writing setting forth the acceleration required, the probable benefits which would result, and an offer to undertake the acceleration at no increase in the estimated cost or fee together with an offer, setting forth a proposed level of effort, cost breakdown, and proposed fee, for continuation of the work until expiration of the term hereof. The offer shall provide that the work proposed will be subject to the terms and conditions of this contract and any additions or changes required by then current law, regulations, or directives, and that the offer, with a written notice of acceptance by the Contracting Officer, shall constitute a binding contract. The Contractor shall not accelerate any effort until receipt of such written approval by the Contracting Officer. Any agreement to accelerate will be formalized by contract modification.

(f) The Contracting Officer may, by written order, direct the Contractor to accelerate the expenditure of direct labor such that the total man-hours of effort specified in paragraph (a) above would be used prior to the expiration of the term. This order shall specify the acceleration required and the resulting revised term. The Contractor shall acknowledge this order within five days of receipt.

(g) If the total level of effort specified in paragraph (a) above is not provided by the Contractor during the period of this contract, the Contracting Officer, at its sole discretion, shall either (i) reduce the fee of this contract as follows:

Fee Reduction = Fee (Required LOE - Expended LOE)
                     ----------------------------
                     Required LOE

                                   VIII-52

                                                               N00024-95-R-6403

or (ii) subject to the provisions of the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable, require the Contractor to continue to perform the work until the total number of man-hours of direct labor specified in paragraph
(a) above shall have been expended, at no increase in the fee of this contract.

(h) The Contractor shall provide and maintain an accounting system, acceptable to the Administrative Contracting Officer and the Defense Contract Audit Agency
(DCAA), which collects costs incurred and effort (compensated and uncompensated, if any) provided in fulfillment of the level of effort obligations of this contract. The Contractor shall indicate on each invoice the total level of effort claimed during the period covered by the invoice, separately identifying compensated effort and uncompensated effort, if any.

(i) Within 45 days after completion of the work under each separately identified period of performance hereunder, the Contractor shall submit the following information in writing to the Contracting Officer with copies to the cognizant Contract Administration Office and to the DCAA office to which vouchers are submitted: (1) the total number of man-hours of direct labor expended during the applicable period; (2) a breakdown of this total showing the number of man-hours expended in each direct labor classification and associated direct and indirect costs; (3) a breakdown of other costs incurred; and (4) the Contractor's estimate of the total allowable cost incurred under the contract for the period. Within 45 days after completion of the work under the contract, the Contractor shall submit, in addition, in the case of a cost underrun; (5) the amount by which the estimated cost of this contract may be reduced to recover excess funds and, in the case of an underrun in hours specified as the total level of effort; and (6) a calculation of the appropriate fee reduction in accordance with this clause. All submissions shall include subcontractor information.

(1) Notwithstanding any of the provisions in the above paragraphs, the Contractor may furnish man-hours up to five percent in excess of the total man-hours specified in paragraph (a) above, provided that the additional effort is furnished within the term hereof, and provided further that no increase in the estimated cost or fee is required.

NAVSEA 5252.237-9106  SUBSTITUTION OF PERSONNEL (SEP 1990)

(a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made without prior notification to and concurrence of the Contracting Officer in accordance with this requirement.

(b) All proposed substitutes shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least forty-five (45) days, or ninety (90) days if a security clearance is to be obtained, in advance of the proposed substitution. Such notification shall include: (1) an explanation of the circumstances necessitating the substitution; (2) a complete resume of the proposed substitute; and (3) any other

                                   VIII-53
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                                                                N00024-95-R-6403

information requested by the Contracting Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

NAVSEA 5252.242-9115  TECHNICAL INSTRUCTIONS (MAY 1993)

(a) Performance of the work hereunder shall be subject to written technical instructions signed by the Contracting Officer's Representative specified in Section G of this contract. As used herein, technical instructions are defined to include the following:

        (1) Directions to the Contractor which suggest pursuit of certain lines of inquiry, shift work emphasis, fill in details or otherwise serve to accomplish the contractual statement of work.

        (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

(b) Technical instructions must be within the general scope of work stated in the contract. Technical instructions may not be used to: (1) assign additional work under the contract; (2) direct a change as defined in the "CHANGES" clause of this contract; (3) increase or decrease the contract price or estimated contract amount (including fee), as applicable, the level of effort, or the time required for contract performance; or (4) change any of the terms, conditions or specifications of the contract.

(c) If, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or is inconsistent with this requirement, the Contractor shall notify the Contracting Officer in writing within ten (10) working days after the receipt of any such instruction. The Contractor shall not proceed with the work affected by the technical instruction unless and until the Contractor is notified by the Contracting Officer that the technical instruction is within the scope of this contract.

(d) Nothing in the foregoing paragraph shall be construed to excuse the Contractor from performing that portion of the contractual work statement which is not affected by the disputed technical instruction.

                                   VIII-54
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                                                               N00024-95-R-6403

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

FAR
SOURCE           TITLE AND DATE
------           --------------

52.202-1         DEFINITIONS (SEP 1991)

52.203-1         OFFICIALS NOT TO BENEFIT (APR 1984)

52.203-3         GRATUITIES (APR 1984)

52.203-5         COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL
                 1985)

52.203-7         ANTI-KICKBACK PROCEDURES (OCT 1988)

52.203-10        PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (SEP
                 1990)

52.203-12        LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                 TRANSACTIONS (JAN 1990) (Applies if this contract exceeds
                 $100,000.)

52.203-13        PROCUREMENT INTEGRITY-SERVICE CONTRACTING (SEP 1990)

52.204-2         SECURITY REQUIREMENTS (APR 1984)

52.208-1         REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS (APR
                 1984)

52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (NOV 1992)

Cost-Reimbursement Supply - 29 Aug 1994
Updated through FAC 90-20 and DAC 91-6

                                   VIII-55

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                                                                N00024-95-R-6403

FAR
SOURCE                  TITLE AND DATE
------                  --------------

52.210-5        NEW MATERIAL (APR 1984)

52.210-7 USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984)

52.212-8        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.215-1        EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (FEB 1993)

52.215-2        AUDIT-NEGOTIATION (FEB 1993)

52.215-22       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (JAN 1991)

52.215-23       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-
                MODIFICATIONS (DEC 1991)

52.215-24       SUBCONTRACTOR COST OR PRICING DATA (DEC 1991)

52.215-25       SUBCONTRACTOR COST OR PRICING DATA-MODIFICATIONS (DEC 1991)

52.215-27       TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP 1989)

52.215-33       ORDER OF PRECEDENCE (JAN 1986)

52.215-39       REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                BENEFITS OTHER THAN PENSIONS (PRB) (JUL 1991)

52.216-7        ALLOWABLE COST AND PAYMENT (JUL 1991)

52.216-8        FIXED FEE (APR 1984)

52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL
                DISADVANTAGED BUSINESS CONCERNS (FEB 1990)

52.219-9        SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                SUBCONTRACTING PLAN (JAN 1991)

                                   VIII-56

                                                               N00024-95-R-6403

FAR
SOURCE            TITLE AND DATE
------            --------------

52.219-13       UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)

52.219-16       LIQUIDATED DAMAGES-SMALL BUSINESS SUBCONTRACTING PLAN (AUG
                1989)

52.220-3        UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)

52.220-4        LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

52.222-3        CONVICT LABOR (APR 1984)

52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT-OVERTIME COMPENSATION (MAR 1986)

52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

52.222-26       EQUAL OPPORTUNITY (APR 1984)

52.222-28       EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (APR 1984)
                (Applies if this contract is $1,000,000 or more.) (As used in the foregoing clause, the term "Contracting Officer" shall be deemed to mean the "Administrative Contracting Officer (ACO)".)

52.222-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                VETERANS (APR 1984)

52.222-36       AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                VETERANS OF THE VIETNAM ERA (JAN 1988)

52.223-2        CLEAN AIR AND WATER (APR 1984)

                                   VIII-57
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                                                               N00024-95-R-6403

FAR
SOURCE              TITLE AND DATE
------              --------------

52.223-6        DRUG-FREE WORKPLACE (JUL 1990)

52.225-10       DUTY-FREE ENTRY (APR 1984) (Applies if this contract exceeds
                $100,000.)

52.225-11       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.225-14       INCONSISTENCY BETWEEN ENGLISH VERSION AND TRANSLATION OF
                CONTRACT (AUG 1989)

52.225-17       BUY AMERICAN ACT-SUPPLIES UNDER EUROPEAN COMMUNITY
                AGREEMENT (JAN 1994)
                (Applies if this contract equals or exceeds $182,000)

52.226-1 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (AUG 1991)

52.227-1        AUTHORIZATION AND CONSENT (APR 1984) AND
and Alt I       ALTERNATE I (APR 1984)

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (APR 1984)

52.227-10       FILING OF PATENT APPLICATIONS-CLASSIFIED SUBJECT MATTER (APR
                1984)

52.228-7        INSURANCE-LIABILITY TO THIRD PERSONS (APR 1984)

52.230-2        COST ACCOUNTING STANDARDS (AUG 1992)

52.230-3        DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES
                (AUG 1992)

52.230-5        ADMINISTRATION OF COST ACCOUNTING STANDARDS (AUG 1992)

52.232-9        LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-17       INTEREST (JAN 1991)

52.232-20       LIMITATION OF COST (APR 1984) (Applies if this contract contains fully funded line items.)

                                   VIII-58

                                                              N00024-95-R-6403

FAR
SOURCE               TITLE AND DATE
------               --------------
52.232-22       LIMITATION OF FUNDS (APR 1984) (Applies if this contract
                contains incrementally funded line items.)

52.232-23       ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE
and Alt I       I (APR 1984)

52.232-25       PROMPT PAYMENT (MAR 1994)

52.232-28       ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)

52.233-1        DISPUTES (MAR 1994) AND ALTERNATE I (DEC
and Alt I       1991)

52.233-3        PROTEST AFTER AWARD (AUG 1989) AND ALTERNATE
and Alt I       I (JUN 1985)

52.237-3        CONTINUITY OF SERVICES (JAN 1991)

52.242-1        NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-10       F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE
                (APR 1984)

52.242-11       F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR INDICIA MAIL (FEB
                1993)

52.242-12       REPORT OF SHIPMENT (REPSHIP) (DEC 1989)

52.242-13       BANKRUPTCY (APR 1991)

52.243-2        CHANGES--COST-REIMBURSEMENT (AUG 1987) AND
and Alt II      ALTERNATE II (APR 1984)

52.243-6        CHANGE ORDER ACCOUNTING (APR 1984)

52.244-2        SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER
and Alt I       CONTRACTS) (JUL 1985) AND ALTERNATE I (APR 1985)

52.244-5        COMPETITION IN SUBCONTRACTING (APR 1984)

                                   VIII-59

                                                              N00024-95-R-6403

FAR
SOURCE                   TITLE AND DATE
------                   --------------


52.245-5 GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (JAN 1986)

52.246-23       LIMITATION OF LIABILITY (APR 1984)

52.246-24       LIMITATION OF LIABILITY-HIGH VALUE ITEMS (APR 1984)

52.246-25       LIMITATION OF LIABILITY-SERVICES (APR 1984)

52.247-1        COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds $100,000.)

52.249-6        TERMINATION (COST-REIMBURSEMENT) (MAY 1986)

52.249-14       ExCUSABLE DELAYS (APR 1984)

52.251-1        GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-1        COMPUTER GENERATED FORMS (JAN 1991)

                                   VIII-60

                                                               N00024-95-R-6403

II. DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS SOURCE    TITLE AND DATE
------------    --------------

252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991) (Applies if this contract requires a Contracting Officer's Representative (COR).)

252.203-7000    STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER
                DEPARTMENT OF DEFENSE EMPLOYEES (DEC 1991) (Applies if this contract exceeds $100,000.)

252.203-7001    SPECIAL PROHIBITION ON EMPLOYMENT (APR 1993)

252.203-7002    DISPLAY OF DOD HOTLINE POSTER (DEC 1991) (Applies if this
                contract exceeds $5,000,000.)

252.203-7003    PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS (APR 1992)
                (Applies if this contract exceeds $500,000.)

252.204-7000    DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC
                1991) (Applies if this contract exceeds $500,000.)

252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF)
                TREATY (DEC 1991)

252.210-7003    ACQUISITION STREAMLINING (DEC 1991)

252.215-7000    PRICING ADJUSTMENTS (DEC 1991)

252.215-7001    AVAILABILITY OF CONTRACTOR RECORDS (DEC 1991)

252.215-7002    COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)

                                   VIII-61

                                                               N00024-95-R-6403

DFARS SOURCE          TITLE AND DATE
------------          --------------

252.219-7003    SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                SUBCONTRACTING PLAN (DoD CONTRACTS) (MAY 1994)

252.222-7001    RIGHT OF FIRST REFUSAL OF EMPLOYMENT--CLOSURE OF MILITARY
                INSTALLATIONS (APR 1993)

252.223-7004    DRUG-FREE WORK FORCE (SEP 1988)

252.225-7001    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994)

252.225-7002    QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)

252.225-7009    DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND
                SUPPLIES (DEC 1991)

252.225-7010    DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC 1991)

252.225-7012    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (MAY 1994)

252.225-7014    PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC
and Alt I       1991) AND ALTERNATE I (DEC 1991)

252.225-7015    PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)

252.225-7016    RESTRICTION ON ACQUISITION OF ANTIFRICTION BEARINGS (APR 1993)

252.225-7017    PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND
                MACHINE TOOLS (APR 1992)

252.225-7022    RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) BASED
                CARBON FIBER (DEC 1991)

252.225-7025    FOREIGN SOURCE RESTRICTIONS (APR 1993)

252.225-7026    REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES
                (APR 1993) (Applies if this contract exceeds $500,000 or is modified to exceed $500,000.)

                                   VIII-62

                                                             N00024-95-R-6403

DFARS SOURCE    TITLE AND DATE
------------    --------------
252.225-7028    EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS
                (DEC 1991)

252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7034    RESTRICTION ON ACQUISITION OF COAL PETROLEUM PITCH CARBON
                FIBER (MAY 1994)

252.227-7013    RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (OCT 1988)

252.227-7018    RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA AND COMPUTER SOFTWARE
                (OCT 1988)

252.227-7029    IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030    TECHNICAL DATA-WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031    DATA REQUIREMENTS (OCT 1988)

252.227-7036    CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (APR
                1988)

252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.231-7001    PENALTIES FOR UNALLOWABLE COSTS (MAY 1994) (Applies if this contract exceeds $100,000.)

252.232-7006    REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
                OF FRAUD (AUG 1992)

252.233-7000    CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
                (MAY 1994)

252.242-7000    POSTAWARD CONFERENCE (DEC 1991)

252.242-7003    APPLICATION FOR U.S. GOVERNMENT SHIPPING
                DOCUMENTATION/INSTRUCTIONS (DEC 1991)

                                   VIII-63

                                                              N00024-95-R-6403

DFARS SOURCE    TITLE AND DATE
------------    --------------

252.242-7004    MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991) (Applies if
                this contract exceeds $25,000, unless it is set aside exclusively for a small business or small disadvantaged business concern.)

252.245-7001    REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7000    MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.249-7001    NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
                (Applies if this contract equals or exceeds $5 million.)

252.249-7002    NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
                (MAY 1994)

252.251-7000    ORDERING FROM GOVERNMENT SUPPLY SOURCES (DEC 1991)

                                   VIII-64

                                                               N00024-95-R-6403

SECTION I-2- CLAUSES INCORPORATED IN FULL TEXT

FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990)

(a) DEFINITIONS. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) CERTIFICATION. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)
-------------------------------------------------------------

        (1) I,                 (Name of certifier), am the officer or employee
responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR,
occurring during the conduct of this procurement           (Contract and
modification number).

        (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent,
representative, and consultant of                 (Name of Offeror) who has
participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                                   VIII-65

                                                                N00024-95-R-6403

        (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)

-------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

* SUBSECTIONS 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                   VIII-66
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                                                                N00024-95-R-6403

FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989)
(NAVSEA VARIATION) (FEB 1994)

(a) The Government may extend the term of the contract by written notice(s) to the Contractor within the period(s) specified below. If more than one option exists, each option is independent of any other option, and the Government has the right to unilaterally exercise any such option whether or not it has exercised other options.

        ITEM(S)           LATEST OPTION EXERCISE DATE
        -------           ---------------------------

0007 through 0011         On or before 22 December 1996
0012 through 0016         On or before 22 December 1997
0017 through 0021         On or before 22 December 1998
0022 through 0026         On or before 22 December 1999

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years, however, in accordance with paragraph (g) of the requirement of this contract entitled "LEVEL OF EFFORT" (NAVSEA 5252.216-9122), if the total manhours delineated in paragraph (a) of the LEVEL OF EFFORT requirement, have not been expended within the period specified above, the Government may require the Contractor to continue to perform the work until the total number of manhours specified in paragraph (a) of the aforementioned requirement have been expended.

FAR 52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero dollars** or the overtime premium is paid for work-

        (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

        (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

        (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

                                   VIII-67

                                                                N00024-95-R-6403

        (4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

        (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

        (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

        (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each effected contract; and

        (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

FAR 52.229-8 TAXES--FOREIGN COST-REIMBURSEMENT CONTRACTS (MAR 1990)

(a) Any tax or duty from which the United States Government is exempt by agreement with the Government of Australia, or from which the Contractor or any subcontractor under this contract is exempt under the laws of Australia, shall not constitute an allowable cost under this contract.

(b) If the Contractor or subcontractor under this contract obtains a foreign tax credit that reduces its Federal income tax liability under the United States Internal Revenue Code (Title 26, U.S. Code) because of the payment of any tax or duty that was reimbursed under this contract, the amount of the reduction shall be paid or credited at the time of such offset to the Government of the United States as the Contracting Officer directs.

FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FAR 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

                                   VIII-68
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                                                                N00024-95-R-6403

(b) The use in this solicitation or contract of any Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DFARS 252.209-7004 REPORTING OF COMMERCIAL TRANSACTIONS WITH THE
GOVERNMENT OF A TERRORIST COUNTRY (SEP 1994)

(This clause applies only to procurements that exceed $5,000,000)

(a)     DEFINITIONS. As used in this clause--

        (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

        (2) "Terrorist country" means a country determined by the Secretary of State, under section 60(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(i)(A), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

(b)     REPORTING.
        ---------

        (1) In accordance with Section 843 of the National Defense Authorization Act for Fiscal Year 1994 (Public Law 103-160), if this contract exceeds $5,000,000, the Contractor shall report each commercial transaction that it conducts with the government of a terrorist country during the period of performance of this contract (but not beyond September 30, 1996).

        (2) This reporting requirement does not apply to-

            (i) Transactions conducted by affiliates or subsidiaries of the Contractor or

                (ii) Payment or receipt of payment of a judgment or award ordered by a court or arbitral tribunal of competent jurisdiction.

        (3) The Contractor shall submit reports in the following format:

        Title of Report: Report of Commercial Transactions with the Government of a Terrorist Country

Date of Report:

Contract Number:

Contractor's Name and Address:

                                   VIII-69

                                                                N00024-95-R-6403

Name and Telephone Number of Individual Submitting Report:

Commercial Transactions with the Government of a Terrorist Country:


   Country                    Nature of Commercial Transaction
   -------                    --------------------------------

   -------         --------------------------------

   -------         --------------------------------


        (4) The Contractor shall submit reports annually by September 30, but not beyond September 30, 1996. Each report shall include transactions conducted during the preceding one-year period of contract performance.

        (5) The Contractor shall submit reports to:

            Deputy Director of Defense Procurement (Foreign
              Contracting)
            PDUSD(A&T)DP(FC)
            Washington, DC 20301-3060

        DFARS 252.217-7000 EXERCISE OF OPTION TO FULFILL FOREIGN MILITARY SALES COMMITMENTS (DEC 1991)

(a) THE GOVERNMENT may exercise the option(s) of this contract to fulfill foreign military sales commitments.

(b) The foreign military sales commitments are for:

         ---------------                  -------------
    (Insert name of country, or     (Insert applicable CLIN)
     To Be Determined)

**DFARS 252.219-7005 INCENTIVE FOR SUBCONTRACTING WITH SMALL
BUSINESSES, SMALL DISADVANTAGED BUSINESSES, HISTORICALLY BLACK
COLLEGES AND UNIVERSITIES, AND MINORITY INSTITUTIONS (DEC 1991)

                                   VIII-70

                                                               N00024-95-R-6403

(a) If the Contractor exceeds the small disadvantaged business, historically black college and university, minority institution goal of its subcontracting plan, at completion of contract performance, the Contractor will receive one percent (1%) of the excess.

(b) The Contractor will not receive this incentive if the Contracting Officer determines that exceeding the goal was not due to the Contractor's efforts (e.g., a subcontractor cost overrun or award of subcontracts planned but not disclosed in the subcontracting plan). Determinations made under this paragraph are not subject to the Disputes clause.

(c) If this is a cost contract, the limitations in FAR Subpart 15.9 may not be exceeded.

(d) This clause does not apply if the subcontracting plan is a plant, division, or company-wide commercial products plan.

DFARS 252.225-7008 SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (DEC 1991)

In accordance with paragraph (a) of the Duty-Free Entry clause and/or paragraph
(b) of the Duty-Free Entry--Qualifying Country End Products and Supplies clause of this contract, the following supplies are accorded duty-free entry:

-------------------------------------------------------------------------------
NONE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DFARS 252.242-7001 CERTIFICATION OF INDIRECT COSTS (DEC 1991)

(a) The Contractor shall-

        (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

        (2) Use the format set forth in paragraph (c) of this clause to certify; and

        (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

(b) Failure by the Contractor to submit a signed certificate, as described in this clause, shall result in payment of indirect cost at rates unilaterally established by the Government.

(c) The certificate of indirect costs shall read as follows:

                         CERTIFICATE OF INDIRECT COSTS

                                   VIII-71

                                                               N00024-95-R-6403

        This is to certify that to the best of my knowledge and belief:

        1. I have reviewed this indirect cost proposal;

        2. All costs included in this proposal BPTS-027 21 SEP 1995 to establish billing or final indirect cost rates for 26 FEBRUARY 1996-25 FEBRUARY 2001 are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Department of Defense applicable to those contracts;

        3. This proposal does not include any costs which are unallowable under applicable cost principles of the Department of Defense, such as (without limitation): advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and

        4. All costs included in this proposal are properly allocable to Defense contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

        I declare under penalty of perjury that the foregoing is true and correct.

Firm:                       Comptek Federal Systems, Inc.
                            -----------------------------

Signature:                  /s/ Paul M. Tyrpak
                            ------------------
Name of Corporate Official: Paul M. Tyrpak
                            --------------
Title:                      Controller
                            ----------
Date of Execution:          21 September 1995
                            -----------------

DFARS 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

(a)     Definitions. As used in this clause--

        (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

        (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

        (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

        (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat barge, or ferry through international waters.

        (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of

                                   VIII-72

                                                                N00024-95-R-6403

the price contract and who is performing any part of the work or other requirement of the prime contract.

        (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                (ii) "Supplies" include (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

        (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

        (1)     U. S.-flag vessels are not available for timely shipment;

        (2)     The freight charges are excessive or unreasonable; or

        (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

        (1)     Type, weight, and cube of cargo;

        (2)     Required shipping date;

        (3)     Special handling and discharge requirements;

        (4)     Loading and discharge points;

                                   VIII-73

                                                                N00024-95-R-6403

        (5) Name of shipper and consignee;

        (6) Prime contract number; and

        (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

(d) The Contractor shall, within thirty (30) days after shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

        (1)     Prime contract number;

        (2)     Name of vessel;

        (3)     Vessel flag of registry;

        (4)     Date of loading;

        (5)     Port of loading;

        (6)     Port of final discharge;

        (7)     Description of commodity;

        (8)     Gross weight in pounds and cubic feet if available;

        (9)     Total ocean freight in U.S. dollars; and

        (10)    Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief-

        (1) No ocean transportation was used in the performance of this contract;

        (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under this contract;

        (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S-flag ocean transportation; or

                                   VIII-74

                                                                N00024-95-R-6403




        (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.- flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following form:

           ITEM                   CONTRACT
        DESCRIPTION              LINE ITEMS      QUANTITY

Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                   VIII-75

                                                               N00024-97-C-6431
                                                               N00024-95-R-6403




SECTION J - LIST OF ATTACHMENTS

The following document(s), exhibit(s), and other attachment(s) form a part of this contract:

Contract Data Requirements List(s), DD Form 1423 - Exhibit(s) A, 29 page(s);

* Financial Accounting Data Sheet(s) - Attachment 1,  1 page(s);

* Small Business and Small Disadvantaged Business Subcontracting Plan - Attachment 2, 9 page(s);

Contract Security Classification Specification, DD Form 254 - Attachment 3, 2 page(s);

* Technical Instruction (TI) Number_____ - Attachment 4,  page(s).



*TO BE ATTACHED AT CONTRACT AWARD.

                                   VIII-76


CONTRACT SECURITY CLASS SPECIFICATION                                            | a. FACILITY CLEARANCE REQUIRED
                                                                                 |
(The requirements of the DoD Industrial Security Manual apply                    |    SECRET
          to all security aspects of this effort.)                               |_______________________________________________
                                                                                 | B. LEVEL OF SAFEGUARDING REQUIRED
                                                                                 |
                                                                                 |    SECRET
---------------------------------------------------------------------------------------------------------------------------------
2. THIS SPECIFICATION IS FOR: (X and complete as applicable)     | 3. THIS SPECIFICATION IS: (X and complete as applicable)
-----------------------------------------------------------------|---------------------------------------------------------------
    | a. PRIME CONTRACT NUMBER                                   |  X | a. ORIGINAL (Complete date in all cases) | Date (YYMMDD)
    |                                                            |    |                                          | 94-JUL-16
----|------------------------------------------------------------|----|------------------------------------------|---------------
    | b. SUBCONTRACT NUMBER                                      |  X | b. REVISED (Supersedes  | Revision No.   | Date (YYMMDD)
    |                                                            |    |    all previous specs)  | 01             | 95-JUN-12
----|------------------------------------------------------------|----|------------------------------------------|---------------
    | c. SOLICITATION OR OTHER NUMBER      | Due Date (YYMMDD)   |    | c. FINAL (Complete item 5 in all cases)  | Date (YYMMDD)
 X  |    N00024-94-PR-91804                |                     |    |                                          |
---------------------------------------------------------------------------------------------------------------------------------
4. IS THIS A FOLLOW-ON                 |_x_| YES  |   | NO. If Yes, complete the following:
CONTRACT?

    Classified material received or generated under  N00024-90-C-5208
                                                     ----------------
    (Preceding Contract Number) is transferred to this follow-on contract.
__________________________________________________________________________________________________________________________________
5. IS THIS A FINAL DD FORM 254?        |   | YES  |_x_| NO. If Yes, complete the following:

   In Response to the contractor's request dated____________________________, retention of the identified classified material is authorized for the period of________________________________.
___________________________________________________________________________________________________________________________________
6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
-----------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                         | B. CAGE CODE  | C. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
                                                       |               |
(Include full address)                                 |               |  List the DIS regional office and a POC if known.)
                                                       |               |
                                                       |               |
_______________________________________________________|_______________|___________________________________________________________
7. SUBCONTRACTOR
-----------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                         | B. CAGE CODE  | C. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
                                                       |               |
                                                       |               |
                                                       |               |
                                                       |               |
_______________________________________________________|_______________|___________________________________________________________
8. ACTUAL PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE                         | B. CAGE CODE  | C. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
                                                       |               |
                                                       |               |
                                                       |               |
                                                       |               |
_______________________________________________________|_______________|___________________________________________________________
9. GENERAL IDENTIFICATION OF THE PROCUREMENT

ENGINEERING SUPPORT FOR COMBAT DIRECTION SYSTEM COMBAT SYSTEMS
-----------------------------------------------------------------------------------------------------------------------------------
10. THIS CONTRACT WILL REQUIRE ACCESS TO:             | YES | NO | 11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL: | YES | NO
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION       |  X  |    | a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT      |     |  X
                                                      |     |    |    ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT      |     |
                                                      |     |    |    ACTIVITY                                           |     |
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
b. RESTRICTED DATA                                    |     |  X | b. RECEIVE CLASSIFIED DOCUMENTS ONLY                  |     |  X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION         |     |  X | c. RECEIVE AND GENERATE CLASSIFIED MATERIAL           |  X  |
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
d. FORMERLY RESTRICTED DATA                           |     |  X | d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE    |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
e. INTELLIGENCE INFORMATION:                          |     |    | e. PERFORM SERVICES ONLY                              |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
   (1) Sensitive Compartmented Information (SCI)      |     |  X | f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION         |     | X
                                                      |     |    |    OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS    |     |
                                                      |     |    |    AND TRUST TERRITORIES                              |     |
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
   (2) Non-SCI                                        |  X  |    | g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE       |     |
                                                      |     |    |    TECHNICAL INFORMATION CENTER (DTIC) OR OTHER       |     |
                                                      |     |    |    SECONDARY DISTRIBUTION CENTER                      |  X  |
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
f. SPECIAL ACCESS INFORMATION                         |     |  X | h. REQUIRE A COMSEC ACCOUNT                           |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
g. NATO INFORMATION                                   |  x  |    | i. HAVE TEMPEST REQUIREMENTS                          |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
h. FOREIGN GOVERNMENT INFORMATION                     |     |  X | j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS      |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
i. LIMITED DISSEMINATION INFORMATION                  |     |  X | k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE   |     | X
------------------------------------------------------|-----|----|-------------------------------------------------------|-----|---
j. FOR OFFICIAL USE ONLY INFORMATION                  |     |  X | l. OTHER (Specify)                                    |     | X
------------------------------------------------------|-----|----|                                                       |     |
k. OTHER (Specify)                                    |  X  |    |                                                       |     |
10E(2): FOREIGN INTELL                                |     |    |                                                       |     |
-----------------------------------------------------------------------------------------------------------------------------------
DD Form 254, DEC 90                                     Previous editions are obsolete                    Computer Generated Form

                                                             VIII-138


[illegible] by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release
[    ] Direct    [  X  ] Through (Spec)


Commander, Naval Sea Systems Command (SEA 00D)

   to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public
   Affairs)* for review.
   * In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
------------------------------------------------------------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under the contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)


SECURITY CLASSIFICATION GUIDANCE IS AS FOLLOWS:

OPNAVINST S5513.3B-13 (U) COMBAT DIRECTION SYSTEM (CDS)
NARRATIVE: 9T-INT     CONDITIONS OF RELEASE (FRGN INTELLI DOCUMENTS)





------------------------------------------------------------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this    |   | Yes  | X | No
   contract. (If Yes,                                                                                            -----       ----
   Identify the pertinent contracted clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)
REVISED DCID 1/7, SECURITY CONTROLS ON THE DISSEMINATION OF INTELLIGENCE INFORMATION DTD 12 APR 95.
NAVSEAINST 3800.1B, INTELL INFORMATION ACQUISITION DISSEMINATION AND UTILIZATION OF.





------------------------------------------------------------------------------------------------------------------------------------
15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security   |   |  Yes | X | No
    office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible     -----      -----
    for inspections. Use Item 13 if additional space is needed.





------------------------------------------------------------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
------------------------------------------------------------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING OFFICIAL        | b. TITLE                                 | c. TELEPHONE (Include Area Code)
                                            |                                          |
PEGGY M. BUSH                               | CONTRACTING OFFICER FOR                  |  (703) 602-3215
                                            | SECURITY MATTERS                         |
------------------------------------------------------------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)                                | 17. REQUIRED DISTRIBUTION
                                                             | X | a. CONTRACTOR
NAVAL SEA SYSTEMS COMMAND                                    |   | b. SUBCONTRACTOR
Arlington, VA 22242-5160-                                    | X | c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
-------------------------------------------------------------|   |
e. SIGNATURE                                                 |   | d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
                                                             | X | e. ADMINISTRATIVE CONTRACTING OFFICER
                                                             | X | f. OTHERS AS NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
DD Form 254 Reverse, DEC 90

                                    VIII-139

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0/04-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
A001                     |TECHNICAL REPORT-STUDIES/SERVICES                   |INTERFACE ASSESSMENTS              |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-FEB-95        |Edwin Wist, DM, Sea 91Q15                   |   09 FEB 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 1 of 29 Pages

                                   VIII-140

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A002                     |TECHNICAL REPORT-STUDIES/SERVICES                   |FEASIBILITY STUDIES                |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 2 of 29 Pages

                                   VIII-141

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A003                     |TECHNICAL REPORT-STUDIES/SERVICES                   |TRADE-OFF ANALYSIS                 |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |      $3,500    |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 3 of 29 Pages

                                   VIII-142

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |COST-EFFECTIVENESS                 |                |
A004                     |TECHNICAL REPORT-STUDIES/SERVICES                   |ANALYSIS                           |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 4 of 29 Pages

                                   VIII-143

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A005                     |TECHNICAL REPORT-STUDIES/SERVICES                   |CERTIFICATION ASSESSMENT           |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 5 of 29 Pages

                                   VIII-144

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |RELIABILITY,
A006                     |TECHNICAL REPORT-STUDIES/SERVICES                   |MAINTAINABILITY & QUALITY          |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 6 of 29 Pages

                                   VIII-145

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |INTEGRATED LOGISTIC                |                |
A007                     |TECHNICAL REPORT-STUDIES/SERVICES                   |SUPPORT (ILS)                      |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 7 of 29 Pages

                                   VIII-146

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |PRODUCT DRAWINGS AND ASSOCIATED                     |                                   |                |
A008                     |LISTS                                               |                                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 8 of 29 Pages

                                   VIII-147

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |TEST PLANS/PROCEDURES              |                |
A009                     |TECHNICAL REPORT-STUDIES/SERVICES                   |CS OP SEQ SYS (CSSOS)              |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                  Page 9 of 29 Pages

                                   VIII-148

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |TEST PLANS/PROCEDURES              |                |
A010                     |TECHNICAL REPORT-STUDIES/SERVICES                   |BTLE FOR TACT TRAIN (BFFT)         |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 10 of 29 Pages

                                   VIII-149

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |CS INTEGRATION TESTS               |                |
A011                     |TECHNICAL REPORT-STUDIES/SERVICES                   |(CSIT)                             |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 11 of 29 Pages

                                   VIII-150

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A012                     |TECHNICAL REPORT-STUDIES/SERVICES                   |CONFIGURATION SUPPORT              |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 12 of 29 Pages

                                   VIII-151

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A013                     |TECHNICAL REPORT-STUDIES/SERVICES                   |QUALITY ASSURANCE SUPPORT          |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 13 of 29 Pages

                                   VIII-152

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |COMBAT SYSTEM                      |                |
A014                     |TECHNICAL REPORT-STUDIES/SERVICES                   |ARCHITECTURE                       |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 14 of 29 Pages

                                   VIII-153

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |ENGINEERING CHANGE                 |                |
A015                     |TECHNICAL REPORT-STUDIES/SERVICES                   |PROPOSALS/REQUESTS                 |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 15 of 29 Pages

                                   VIII-154

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |CHANGE CONTROL BOARD               |                |
A016                     |TECHNICAL REPORT-STUDIES/SERVICES                   |SUPPORT                            |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 16 of 29 Pages

                                   VIII-155

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A017                     |TECHNICAL REPORT-STUDIES/SERVICES                   |LIFE CYCLE MANAGEMENT              |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 17 of 29 Pages

                                   VIII-155

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |SOFTWARE QUALITY                   |                |
A018                     |TECHNICAL REPORT-STUDIES/SERVICES                   |IMPROVEMENT (SQI)                  |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 18 of 29 Pages

                                   VIII-156

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |COMPUTER OPERATIONAL               |                |
A019                     |TECHNICAL REPORT-STUDIES/SERVICES                   |PROGRAM UPGRADES                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 19 of 29 Pages

                                   VIII-157

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |SOFTWARE PRODUCT                   |                |
A020                     |TECHNICAL REPORT-STUDIES/SERVICES                   |SPECIFICATION                      |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $5,000   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
   G. PREPARED BY            |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 20 of 29 Pages

                                   VIII-158

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |SOFTWARE DELIVERY                  |                |
A021                     |TECHNICAL REPORT-STUDIES/SERVICES                   |DOCUMENTATION                      |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 21 of 29 Pages

                                   VIII-159

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |SUPPORT SOFTWARE USERS/            |                |
A022                     |TECHNICAL REPORT-STUDIES/SERVICES                   |MAINTENANCE MANUAL                 |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 22 of 29 Pages

                                   VIII-160

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |COMPUTER/SOFTWARE                  |                |
A023                     |TECHNICAL REPORT-STUDIES/SERVICES                   |OPERATIONS MANUAL                  |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MISC-80508                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $3,500   |
LT             |   REQUIRED       |SEE BLK 16    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 11, 12, 13, 14 and 15: In accordance with the                |--------------|------|-----|------
                                                                            |              |      |     |
    Technical Instruction.                                                  |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
    Block 9: The Contractor shall obtain the proper                         |              |      |     |
    distribution statement from the cognizant program                       |--------------|------|-----|------
    manager prior to submittal.                                             |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 23 of 29 Pages

                                   VIII-161

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |CONTRACTOR'S PROGRESS, STATUS                       |                                   |                |
A024                     |AND MANAGEMENT REPORT                               |                                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-MGMT-80227                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |MTHLY         |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Block 12:  Not later than 10 working days after the end of the first    |--------------|------|-----|------
    month after contract award.                                             | SEA 0264     |      |     |
                                                                            |--------------|------|-----|------
    Block 13:  Not later than 10 working days after the end of each         |              |      |     |
    subsequent month                                                        |--------------|------|-----|------
                                                                            |              |      |     |
    Blocks 14 and 15:  In accordance with the Technical Instruction.        |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 24 of 29 Pages

                                   VIII-162

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A025                     |PERFORMANCE AND COST REPORT                         |CONTRACTOR'S BILLING DATA          |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-FNCL-80912                                       |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |SEE BLK 16    | AS REQ                      |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |AS REQ                   |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 10, 12, and 13:  Copies of invoice documents shall be            |--------------|------|-----|------
    submitted within five days after each submittal to Government           |              |      |     |
    Agency for payment.                                                     |--------------|------|-----|------
                                                                            |              |      |     |
    Blocks 14 and 15:  In accordance with the Technical Instruction.        |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 25 of 29 Pages

                                   VIII-163

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A026                     |REPORT/MINUTES, RECORD OF MEETING                   |TRIP REPORTS                       |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
VDI-A-23083A                                        |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |  AS REQ      |    AS REQ                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |    AS REQ     |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 9, 10, 12, 13, 14 and 15:  In accordance with the                |--------------|------|-----|------
    Technical Instruction.                                                  |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 26 of 29 Pages

                                   VIII-164

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A027                     |CONFERENCE AGENDA                                   |                                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-ADMN-81249A                                      |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |    AS REQ    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Blocks 9, 10, 12, 13, 14 and 15:  As specified in the                   |--------------|------|-----|------
    Technical Instruction.                                                  |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 27 of 29 Pages

                                   VIII-165

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A028                     |CONFERENCE MINUTES                                  |                                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-ADMIN-81250A                                     |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |    AS REQ    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Block 9:  The Contractor shall obtain the proper distribution           |--------------|------|-----|------
    statement from the cognizant program manager prior to submittal.        |              |      |     |
                                                                            |--------------|------|-----|------
    Blocks 10, 12, 13 and 14:  In accordance with the Technical             |              |      |     |
    Instruction.                                                            |--------------|------|-----|------
                                                                            |              |      |     |
    Block 14 and 15:  In addition to the distribution and                   |--------------|------|-----|------
    quantities specified, include X copies for meeting/conference           |              |      |     |
    attendees where "X" equals the additional number of attendees.          |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 28 of 29 Pages

                                   VIII-166

--------------------------------------------------------------------------------
         CONTRACT DATA REQUIREMENTS LIST               |   Form Approved
                  (1 Data Item)                        |   OMB No. 0704-0188
--------------------------------------------------------------------------------
  Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        |B. EXHIBIT         |C. CATEGORY
0006                             |A                  |   TDP_________ TM ________ OTHER ______________
---------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          |E. CONTRACT/PR NO.                   |F. CONTRACTOR
COMBAT SYSTEM ENGINEERING               |N00024-94-NR-91804                   |
---------------------------------------------------------------------------------------------------------------    ----------------
1. DATA ITEM NO.         |2. TITLE OF DATA ITEM                               |3. SUBTITLE                        |17. PRICE GROUP |
                         |                                                    |                                   |                |
A029                     |PRESENTATION MATERIAL                               |                                   |         II     |
---------------------------------------------------------------------------------------------------------------   |----------------|
4. AUTHORITY (Data Acquisition Document No.)        |5. CONTRACT REFERENCE               |6. REQUIRING OFFICE     |18. ESTIMATED   |
DI-ADMIN-81373                                      |SECTION C-SOW                       |SEA 91K                 |    TOTAL PRICE |
---------------------------------------------------------------------------------------------------------------   |                |
7. DD 250 REQ  |9. DIST STATEMENT |10. FREQUENCY |12. DATE OF FIRST SUBMISSION |14. DISTRIBUTION                  |       $1,500   |
LT             |   REQUIRED       |    AS REQ    |SEE BLK 16                   |                                  |                |
---------------|                  |----------------------------------------------------------------------------    ----------------
8. APP CODE    |                  |11. AS OF DATE |13. DATE OF SUBSEQUENT   |              | b. COPIES
               |                  |               |     SUBMISSION          |a. ADDRESSEE  |-------------------
               |                  |               |                         |              |Draft |    Final
               |                  |               |                         |              |      |------------
               |SEE BLK 16        |               |SEE BLK 16               |              |      | Reg | Repro
----------------------------------------------------------------------------|--------------|------|-----|------
16. REMARKS                                                                 |SEE BLK 16    |      |     |
    Block 4:  The format and medium of the presentation material            |--------------|------|-----|------
    shall be vugraphs and hard copies of vugraphs as described              |              |      |     |
    in the Technical instruction.                                           |--------------|------|-----|------
                                                                            |              |      |     |
    Block 9:  The contractor shall obtain the proper distribution           |--------------|------|-----|------
    statement from the cognizant manager prior to submittal.                |              |      |     |
                                                                            |--------------|------|-----|------
    Blocks 10, 12, 13, 14 and 15:  In accordance with the Technical         |              |      |     |
    Instruction.                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            |              |      |     |
                                                                            |--------------|------|-----|------
                                                                            | 15. TOTAL    |    0 |   0 |    0
-------------------------------------------------------------------------------------------|-------------------
G. PREPARED BY               |H. DATE         |I. APPROVED BY                              |J. DATE
   K.C. Miller, SEA 91K3     |9-Feb-95        |Edwin Wist, DM, SEA 91Q15                   |   09 Feb 95
---------------------------------------------------------------------------------------------------------------
DD FORM 1423-1, JUN 90                      Previous editions are obsolete.                 Page 29 of 29 Pages

                                   VIII-167

           ATTACHMENT 1 TO CONTRACT DATA REQUIREMENTS LIST EXHIBIT A

                         GENERAL DD FORM 1423 GLOSSARY

          (Addresses listing will be in accordance with the technical
          -----------------------------------------------------------
                                  instruction)
                                  ------------

     The blocks listed below are explanations to headings and signature blocks that are on the (DD Form 1423) Exhibit(s).

Block A.  CONTRACT LINE ITEM NO.
          The contract line item number (CLIN) that is associated with this contract data requirements list (CDRL).

Block B.  EXHIBIT
          The exhibit identifier for this CDRL (see DFARS 204.7105-3 for exhibit identifiers). (Note: DFARS 215.406-2 prohibits the use of a DD Form 1423 as an attachment for technical data. Therefore, CDRLs for Technical Data Packages (TDP), Technical Manuals (TM) and Other Data are designated as exhibits).

Block C.  CATEGORY
          The appropriate block for Technical Data Package (TDP), Technical Manuals (TM), or other technical data (OTHER) will be identified. Types of data which compromise a TDP are defined in MIL-T-31000 and types of manuals included under the TM category are defined in Part IX, Section B, of DoDI 5000.2. "Other" data may be further categorized, such as Administrative Data, Provisioning, assignments contained in DoD 5010.12-L, Acquisition Management Systems and Data Requirements Control List (AMSDL).

Block D.  SYSTEM/ITEM
          Identifies the system, item or project designator or name.

Block E.  CONTRACT/PR NO.
          Identifies the contract number. This block may also reflect the purchase request (PR) or the request for proposal (RFP) number or other appropriate designator.

Block F.  CONTRACTOR

          The contractor's name. Following the name, a slash ("/") and the contractor's commercial and government entity (CAGE) code may be inserted.

                                                                    ATTACHMENT 1
                                                                    To EXHIBIT A
                                                                    DD FORM 1423
                                                                               1
                                   VIII-168

(The next four items appear at the bottom of the form, i.e., after Blocks 1 through 16.)

Block G.  PREPARED BY
          The preparer's name and organization responsible for preparation of the CDRL. The signature of the preparer will be on the last page of the exhibit.

Block H.  DATE
          The date the CDRL was prepared.

Block I.  APPROVED BY
          The name of the individual responsible for approving the CDRL. The approving official's signature will be on the last page of the exhibit.

Block J.  DATE
          The date the CDRL was approved

NOTE: Blocks G through J need only be signed on the last page of each CDRL exhibit when the preparing and approval authority is the same throughout the entire exhibit. All other pages should contain the typed name and date as shown on the last page.

                Detailed Block Information (Blocks 1 through 16)
                --------------------------

Block 1.  DATA ITEM NO.
          The 4-character exhibit line item number (ELIN). The first and/or second positions consist of the exhibit identifier, and the remaining positions are assigned sequentially.

Block 2.  TITLE OF DATA ITEM
          The exact title of the data item description (DID) cited in Block 4. When the ELIN is used to acquire weapon system technical manuals, the title of the specific type of technical manual being acquired shall be reflected.

Block 3.  SUBTITLE
          If the title requires further identification, a subtitle is cited. (Optional entry.)

Block 4.  AUTHORITY (DATA ACQUISITION DOCUMENT No.)
          The DID identification number, military specification or standard number, or one-time DID number which provides the data preparation instructions. If a Technical Manual Contract Requirements (TMCR) document is used, the block will state "See TMCR _______" and the TMCR will be attached to the CDRL. The TMCR will list the applicable military specifications and/or

                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A
                                                                    DD FORM 1423
                                                                               2
                                    VIII-169
          standards which provide the data preparation instructions. With the exception of a one-time DID, the document cited in this (or listed in the TMCR, when used) will be one which has been cleared for listing in DoD 5010.12-L, Acquisition Management Systems and Data Requirements Control List (AMSDL).

Block 5.  CONTRACT REFERENCE
          The specific paragraph number of the statement of work (SOW), specification, standard, or other applicable document which contains the tasking which generates a requirement for the data item.

Block 6.  REQUIRING OFFICE
          The technical office having responsibility for ensuring the adequacy of the data.

Block 7.  DD 250 REQ
          The applicable code, extracted from Table 1, designating the requirements for inspection and acceptance of the data.

Block 8.  APP CODE
          Items of critical data requiring specific advanced written approval, prior to distribution of the final data item, will be identified by placing and "A" in this field (i.e. test plans, procedures, program plans or any documentation that requires Government approval prior to the contractor taking an action). A preliminary draft will be required. Block 16 of the ELIN will show length of time required for Government approval/disapproval and subsequent turn-around time for the contractor to resubmit the data after Government approval/disapproval has been issued: Block 16 will also indicate the extent of the approval requirement, i.e., approval of technical content and/or format.

Block 9.  DIST STATEMENT REQUIRED
          The code letter (e.g. A, B, C, D, E, F, or X) corresponding to the distribution statement to be marked on the data item by the contractor, in accordance with DoD 5230.24, Distribution Statements on Technical Documents. Block 16 of the ELIN will reflect the appropriate statement and will include the reason, date of determination and controlling DoD office. If the appropriate statement is not known, or if it may vary among specific submissions under this item, a "TBD" or "see Block 16" will be reflected in the block and

                                                                 ATTACHMENT 1 TO
                                                                       EXHIBIT A
                                                                    DD FORM 1423
                                                                               3

                                   VIII-170
          the requirement for the distribution statement will be defined in Block 16.

     CODE                             DEFINITION
     ----                             ----------
DD250 CODE      INSPECTION                             ACCEPTANCE
----------      ----------                             ----------
        SS      Source                                 Source
        DD      Destination                            Destination
        SD      Source                                 Destination
        DS      Destination                            Source
        LT*     Letter of transmittal only.
        NO*     No inspection, acceptance or
                letter f transmittal required.
        XX      Inspection and acceptance
                requirements specified elsewhere
                in the contract

* These codes have not been used for data comprising final delivery of Technical Data Packages or for Technical Manuals. (LT may, however, be used for delivery of preliminary TDPs or TMs.

        LT is not to be used when inspection is required. LT will be used when approval of a draft is required in Block 8. LT is also used when the contracting agency does not desire to have a DD Form 250 for each and every piece of data developed by the contractor. The only other authorized use of the LT special case where the contracting agency does not desire to have separate DD Forms 250, but desires to have a Government quality assurance (QA) representative perform inspection. The Government QA representative shall be listed on the distribution in Block 14 and requested to provide comments via the QA letter of inspection.

Table 1. Data Inspection and Acceptance Codes Instruction

Block 10. FREQUENCY
          Table 2 provides a list of typical codes used to specify the frequency of a submittal.

Block 11. AS OF DATE
          If the data are submitted only once, the "as of date" will be as follows: year/month/day, e.g. 91MAR10. If the data are submitted multiple times, the number of days prior to the end of the reporting period will be cited. For example, "15" would place the "as of date" for the data at 15 days before the end of the month, quarter, or year, depending on the frequency established in Block 10; a "O" places the "as of date" at the end of each month, quarter, etc. If an "as of date" is not applicable, this Block will be blank.


                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A
                                                                    DD FORM 1423
                                                                               4


                                   VIII-171

        CODE    FREQUENCY

        ANNLY   Annually
        ASGEN   As generated *
        ASREQ   As required *
        BI-MO   Every two months
        BI-WE   Every two weeks
        DAILY   Daily
        DFDEL   Deferred delivery
        MTHLY   Monthly
        ONE/R   One time with revisions
        OTIME   One time
        QRTLY   Quarterly
        R/ASR   Revisions as required *
        SEMIA   Every six months
        WEKLY   Weekly
        XTIME   Multiple separate submittal
                (1TIME, 2TIME, 3TIME, etc.)

NOTE:   The codes are limited to five (5) digits for automation purposes.

* The ELINs using these codes will have an additional explanation in Block 16 to provide the contractor with guidance necessary to accurately price the deliverable data item.
        Table 2.  Data Submittal Frequency Codes

Block 12. DATE OF FIRST SUBMISSION
          The initial submission date of the data items are expressed as year/month/day, e.g. 91MAR10. If the submittal is constrained by a specific event or milestone, the constraint will be reflected. The number of days after contract (DAC) start that the data are due, 30 DAC may be cited. Typical abbreviations used in Block 12 are shown in Table 3.

          NOTE: There are no classified dates incorporated into the CDRL.

            CODE          FREQUENCY

           ASGEN        As generated
           ASREQ        As required
           DAC          Days after contract start
           DFDEL        Deferred Delivery
           EOC          End of contract
           EOM          End of month
           EQM          End of quarter

        Table 3.        Typical abbreviations used to identify dates of initial
                           and subsequent submission.

                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A
                                                                    DD FORM 1423
                                                                               5
                                    VIII-172

Block 13. DATE OF SUBSEQUENT SUBMISSION
          If data are to be submitted more than once, the dates of subsequent submission will be identified. If submittal is constrained by a specific event or milestone, the constraint using codes similar to those used in Table 3.

          NOTE: No classified dates are cited in the CDRL.

Block 14. DISTRIBUTION
          The addressees and the number of draft copies and final copies (regular and reproducible) to be provided to each. DoD component and designator and office symbols/codes may be used, however, an explanation of these will be provided in the Addressee listing. The first addressee will be the acceptance activity for the data if acceptance by DD250 is to be accomplished at designation (see Block
          7). When reproducible copies (e.g., magnetic tape, vellum, negative, etc.) are required, an explanation will be in Block 16. If the data are not to be delivered to the Government or associated contractors, or if deferred delivery is required, "DFDEL" will be entered in this Block or an explanation will be given in Block 16.

Block 15. TOTAL
          The total number of draft and final (regular/reproducible) copies required by Block 14.

Block 16. REMARKS
          This Block provides additional or clarifying information for Items 1 through 15. For example, it may contain tailoring instructions for the document listed in Block 4. Tailoring may be accomplished by stating the deletions (e.g., "Delete 10.4") or by stating which requirements apply (e.g., "Only 10.4 and 10.5 apply."), whichever is more efficient. When appropriate, this Block clarifies delivery dates in Block 12 and 13. it may also indicate the desired medium for delivery of the data and the nature of reproducible copies in Block 14. Block 16 may also specify "contractor format is acceptable." For data which requires a distribution statement as indicated by Block 9, an entry similar to the following entry will be made in Block 16: "Distribution Statement _____ shall be applied to this data".

The following instructions apply to completion of Block 17 and Block 18 by contractor personnel.

                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A
                                                                    DD FORM 1423
                                                                               6
                                    VIII-173

Block 17. PRICE GROUP
          Enter the appropriate price group based on the following groups:

          a. Group I - Data which the contractor prepares to satisfy the Government's requirements. The contractor does not need this type of data to perform the rest of the contract. Price would be based on identifiable direct costs, overhead, General and Administrative (G&A) and profit.

          b. Group II - Data essential to contract performance which must be reworked or amended to conform to Government requirements. The price for data in this group would be based on the direct cost to convert the original data to meet Government needs and to deliver it, plus allocable overhead, G&A and profit.

          c. Group III - Data which the contractor must develop for his own use and which requires no substantial change to conform to Government requirements regarding depth of content, format, frequency of submittal, preparation, and quality of data. Only the costs of reproducing, handling and delivery, plus overhead, G&A and profit are considered in pricing data in this group.

          d. Group IV - Data which the contractor has developed as part of his commercial business. Not much of this data is required and the cost is insignificant. The item should normally be coded "no charge". An example is a brochure or brief manual developed for commercial application which will be required in small quantities and the added cost is too small to justify the expense of computing the charge that otherwise would go with the acquisition.

Block 18. ESTIMATED TOTAL PRICE
          For each data item, enter an amount equal to the portion of the total price which is estimated to be attributable to the production or development for the government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The entry "N/C" for "no charge" will not be acceptable. The estimated price shall not include any amount for rights in data. The government's right to use the data shall be

                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A
                                                                    DD FORM 1423
                                                                               7

                                   VIII-174
          governed by the pertinent provisions of the contract.




                                                                    ATTAcHMENT 1
                                                                    To EXHIBIT A
                                                                    DD FORM 1423
                                                                               8
                                   VIII-175

                                                                       3/26/97

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)    |3. MOD (CRITICAL)      | 4.PR NUMBER                      PAGE 1 OF 1
N0002497C6431                     |                       |    BASIC              |  N0002497TI96X46
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0003AE      AA        1761711         8386      252  3P    WCL   0    068342 2D  000000  23027 400 006D  $50,000.00  N0002496PD77010
                                                                                                                         (LHD-7)









------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $ 50,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $ 50,000.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: ZELMA S. PLUMMER, PEO (TAD)D12                        |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummer                                                    |       /s/  W.M. Garrett
                                                                              |       W.M. GARRETT 703-602-3130 X 212
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/CONTROLLER
DATE: 4/30/1997                                                               |  DATE: 4/30/1997
------------------------------------------------------------------------------------------------------------------------------------

                         COMPTEK FEDERAL SYSTEMS, INC.


                          MASTER SUBCONTRACTING PLAN

                              FOR SMALL BUSINESS,

                    SMALL DISADVANTAGED BUSINESS CONCERNS

                       AND WOMAN-OWNED BUSINESS CONCERNS

                            PURSUANT TO FAR 19.702

                                FOR THE PERIOD

                               DECEMBER 1, 1995

                                    THROUGH

                               NOVEMBER 30, 1996

                                REVISED 2/2/96
                                  __________


Submitted by
Comptek Federal Systems, Inc.


By:    /s/ Francis J. Doherty
      -----------------------
      Francis J. Doherty
      Director,
      Facilities and Materials/SBLO

Date: 26 February 1996

                                  Approved by
                                  United States Government

                                  By:   /s/ Heny C. Szymanski
                                        -----------------------
                                        Administrative Contracting
                                        Office

                                  Date: 27 Feb 1996

I.   MASTER PLAN

A.   PURPOSE

This document is Intended to set forth the master subcontracting plan of Comptek Federal Systems, Inc. (the "contractor") for purposes of meeting the requirements of Federal Acquisition Regulations 19.702 and 19.708(b) (1) (10/95). This document may be incorporated by reference as a part of the Contractor's submission of a subcontracting plan In response to specific procurements, where applicable, which address separately subcontracting with small business concerns, small disadvantaged business concerns, and women-owned business concerns, including agreed-upon goals, as may be required by a resulting contract. The specific goals and amounts referred to in FAR 52.219-9(d) subparagraph (1) and (2) will be set forth in each specific subcontracting plan. The requirements of subparagraphs (3) through (11) are reflected in this master subcontracting plan.

B.   GOALS

Separate percentage goals for using small business concerns, small disadvantaged business concerns, and woman-owned business concerns as subcontractor will be reflected in individual subcontracting plans established on a specific procurement basis as a percentage of total planned subcontracting dollars as follows:

     (1) Small Business                    ___%*

     (2) Small Disadvantaged Business      ___%*

     (3) Woman-Owned Business             ___%*

     *Includes consideration of capabilities of Historically Black Colleges and Universities (HBCU's) and other Minority Institutions (MI's).

C.   STATEMENT OF TOTAL DOLLARS

lndividual subcontracting plans will set forth a statement of planned amounts of subcontracting in total dollar amounts as follows:

     (1)     Total dollars planned to be subcontracted       $_____

     (2)     Total dollars to be subcontracted to small
             business concerns                               $_____

     (3)     Total dollars to be subcontracted to small
             disadvantaged business concerns                 $_____

     (4)     Total dollars to be subcontracted to            $_____
             Woman-Owned business concerns

I.   MASTER PLAN

A.   PURPOSE

This document is intended to set forth the master subcontracting plan of Comptek Federal Systems, Inc. (the "contractor") for purposes of meeting the requirements of Federal Acquisition Regulation 19.702. This document may be incorporated by reference as a part of the Contractor's submission of a subcontracting plan in response to specific procurements, where applicable, which address separately subcontracting with small business concerns and small disadvantaged business concerns, including agreed-upon goals, as may be required by a resulting contract. The specific goals and amounts referred to in FAR 52.219-9(d) subparagraph (1) and (2) will be set forth in each specific subcontracting plan. The requirements of subparagraphs (3) through (11) are reflected in this master subcontracting plan.

B.  GOALS

Separate percentage goals for using small business concerns and small disadvantaged business concerns as subcontractor will be reflected in individual subcontracting plans established on a specific procurement basis as a percentage of total planned subcontracting dollars as follows:

    (1)     Small Business                   10  %*
                                             ----
    (2)     Small Disadvantaged Business      5  %*
                                             ----

        *Includes consideration of capabilities of Historically Black Colleges and Universities (HBCU's) and other Minority Institutions (MI's).

C.      STATEMENT OF TOTAL DOLLARS

Individual subcontracting plans will set forth a statement of planned amounts of subcontracting in total dollar amounts as follows:

    (1)     Total dollars planned to be subcontracted       $ 14,500,000
                                                            --------
    (2)     Total dollars to be subcontracted to small
            business concerns                               $  1,450,000
                                                            --------
    (3)     Total dollars to be subcontracted to small
                disadvantaged business concerns             $    728,000
                                                            --------

                                     VII-5

           Proprietary Information of Comptek Federal Systems, Inc.

      Use or disclosure of data contained on this sheet is subject to the restrictions on the title of this document.

D.  PRINCIPAL TYPES OF SUPPLIES AND SERVICES

The principal types of supplies and services to be subcontracted are shown below. This list is not intended to be inclusive and the Contractor agrees, consistent with the requirements of FAR 19.702 and 19.708 (b) (1), to provide the maximum practical subcontracting opportunity to small business concerns, small disadvantaged business concerns, and women-owned business concerns consistent with efficient contract performance. In addition, the Contractor will submit a specific list in each instance where a subcontract plan is required which will be utilized to insure that the maximum practical opportunity has been provided for small, small disadvantaged, and women-owned business on a contract-by-contract basis.

     -       Government directed work for specific requirements
     -       Furniture and Fixtures
     -       Machinery and Equipment
     -       Data Processing Supplies
     -       Personal Computers and Peripherals
     -       Temporary Employment Services
     -       Travel Services
     -       Printing Services

Of the foregoing types of supplies and services, Contractor expects to be able to subcontract the following:

(i)  To small business concerns

     -      Furniture and Fixtures
     -      Machinery and Equipment
     -      Personal Computers & Peripherals
     -      Electronic Components
     -      Machined Parts
and
(ii)    To small disadvantaged business concerns

     -       Temporary Employment Services
     -       General Office Supplies
     -       Data Processing Supplies
     -       Travel Services
     -       Printing Services
     -       Printed Circuit Boards
     -       Sheet Metal Fabrication
     -       Machinery and Equipment
     -       Personal Computers & Peripherals

E.   METHOD OF DEVELOPMENT OF GOALS

The principal method used in developing proposed subcontracting goals for small business, small disadvantaged business and women-owned business concerns is to review the Contractor's previous experiences in subcontracting and to consider with respect to particular procurements the requirements of the procurement and the availability of small businesses, small disadvantaged businesses and women-owned business concerns which could meet the requirements on a subcontracting basis. In addition to the above method, the Contractor, as required, will identify new or required small/small disadvantaged and woman-owned suppliers through dialogue with other Prime Contractors, representatives of minority Purchasing Councils, the SBA PASS system, counseling at various trade fairs and a variety of Small/Small Disadvantaged and Women-Owned Business directories. The Contractor's actions in this regard will be undertaken by a Procurement Committee which will establish specific subcontracting goals and will review progress towards those goals.

F.    IDENTIFICATION OF SOURCES

The Contractor utilizes a variety of methods for identifying potential sources for solicitation of proposed subcontractors including small business, small disadvantaged and woman-owned business concerns. The method most utilized by the Contractor is its source list. In addition, the Contractor uses the following methods:

(1) Subscribes to national and local directories listing small businesses, small disadvantaged, and woman-owned businesses.

(2) Attendance at trade shows and conferences geared towards evaluation of potential vendors.

(3)   Corporate member of Upstate New York Minority Purchasing Council.

(4)   Small Business Administration's Procurement Automated Source System
      (PASS).


II.   ADMINISTRATION OF PLAN

A.    ADMINISTRATION

Responsibility for the administration of the Contractor's subcontracting plan is assigned to Francis J. Doherty, Small Business Liaison Officer. Under Mr. Doherty's direction, Glenn Shupe, a Buyer in the Contractor's Procurement Department will maintain necessary information and prepare required reports for filing with the Government.

B.    DUTIES

The duties of the Administrator are, among others, the following:

(1)   To develop policies and procedures to assure success of the Plan.

(2)   To maintain a current plan acceptable to the Government.

(3) To conduct certification surveys as to the status of supplies, using a survey form.

(4) To establish and maintain a data base and records in support of the Plan pursuant to the requirements of Public Law 95-507.

(b) To search diligently for qualified small disadvantaged business and women-owned small business concerns through:

      (a)   Local and national associations and councils of such concerns.

      (b)   Participation in trade fairs and industry meetings.

      (c)   Advertisement in industry and local publications.

(6)   To maintain liaison and cooperation with the Small Business
      Administration and other agencies of the Government to find and utilize qualified business concerns.

III.  CONTRACTOR EFFORTS

Efforts which Contractor agrees to undertake to ensure that small business concerns, small disadvantaged business concerns and woman-owned business concerns will have an equitable opportunity to compete for subcontracts include the following:

A. Establishment of a corporate policy statement acknowledging the Contractor's commitment to Public Law 95-507 as implemented by FAR 52.219-9 and directing that all personnel capable of implementing the Contractor's commitment, including technical personnel, are familiar with the Contractor's corporate policy statement.

B. Briefing of executive managers of the Contractor on a quarterly basis as to the status of the Contractor's achievement of corporate goals for subcontracting to small business concerns, small disadvantaged business concerns and woman-owned business concerns.


C. Establishment of a training program for all personnel involved in the acquisition process, including, as appropriate, technical personnel and program managers.

D. Arrange solicitations in a manner which will encourage small business concerns, small disadvantaged business concerns and woman-owned business concerns to participate to the maximum extent practicable consistent with efficient contract performance.

E. Counsel and discuss subcontracting opportunities with potential small business concerns, small disadvantaged business concerns and woman-owned business concerns.

F. Furnish technical assistance to small business concerns, small disadvantaged and woman-owned business concerns, on a case-by-case basis (as needed), including the provision of explanation of specifications, the performance of desk or on-site quality assurance support (E.G., a pre-qualification critique), and the debriefing of disappointed offerors with a view towards future procurement opportunities.

G. Maintain source guides and similar data which identifies small business concerns, small disadvantaged business concerns and woman-owned business concerns.

H. Communicate with appropriate external organizations to identify additional small business concerns, small disadvantaged business concerns and woman-owned business concerns.

I. Review and approve specific subcontracting plans called for in Government procurements expected to exceed $500,000.

J. Review annual internal budgets to identify additional overhead items which can be purchased from small business concerns, small disadvantaged business concerns and woman-owned business concerns.

K. Perform annual internal audits to evaluate compliance with Contractor's policy and applicable Government regulations relating to subcontracting to small business concerns, small disadvantaged business concerns and woman-owned business concerns.

L. To effectively implement this subcontract plan, the offeror agrees to comply with all requirements specified in FAR 52.219-9(e) to be included under the heading entitled, "Contractor Efforts."

IV.   SECOND TIER SUBCONTRACTING

Contractor will include FAR clause 52.219-8 (Utilization of Small Business Concerns and Small Disadvantaged Business Concerns) in all Subcontracts that offer further subcontracting opportunities and Contractor will require all of its subcontractor's (except small business concerns) that receive contracts in excess of five hundred thousand dollars ($500,000) to adopt a plan similar to this Plan.

V.    REPORTING REQUIREMENTS

Contractor assures that it will:

A.    Cooperate in any studies or surveys as may be required by the Government.

B. Submit periodic reports in order to allow the Government to determine the extent of compliance by the Contractor with its subcontracting plan.

C. Submit Standard Form (SF) 294, Subcontracting Report for Individual Contracts, and/or SF 295, Summary Subcontracting Report, in accordance with the instruction on the forms. The Contractor will report indirect and general and administrative expenses either (i) in each report filed on a quarterly basis, or (ii) for the entire year on its fourth quarter SF 295 report.

D. Require its subcontractors to agree to submit Standard Forms 294, as applicable, to Contractor. Upon the award of a subcontract in excess of five hundred thousand dollars ($500,000) to a subcontractor subject to SF 294 or SF 295 reporting requirements, Contractor shall forthwith notify Contractor's cognizant reviewing agency of the award.


VI.   RECORDS

As part of this Plan, Contractor will maintain records in order to document the efforts that are made to comply with established goals and requirements. These records will include:

A. Source list that identifies small, small disadvantaged and woman-owned businesses.

B. Organizations contacted in an attempt to locate sources that are small, small disadvantaged and woman-owned businesses.

C. Records on each subcontract solicitation resulting in an award of more than ten thousand dollars ($10,000) indicating, (i) whether small business concerns were solicited, and if not, why not, (ii) whether small disadvantaged business concerns were solicited, and if not, why not, and if applicable, (iii) whether woman-owned business concerns were solicited, and if not, why not, (iiii) the reason an award was not made to one of the concerns listed above.

D. Records of outreach efforts to contact trade associations, business development organizations, and conference and trade shows attended by Contractor.

E. Records of internal guidance and encouragement provided to the Contractor's procurement managers, including, but not limited to, workshops, seminars, trading and similar programs and monitoring of performance to meet requirements.

F. On a contract-by-contract basis, records to support award data submitted by Contractor to the Government, including the name, address, and business size, of each subcontractor.

VII.    GENERAL

This master subcontracting plan reflects Contractor's continuous commitment to identify and assist small business concerns, small disadvantaged business concerns and and woman-owned business firms and to provide to these firms the maximum practical opportunity to participate for Contractor's subcontracts consistent with Contractor's efficient performance. As required on a contract-by-contract basis, separate percentage goals for subcontracting will be submitted to the cognizant contracting officer.